CREDIT AGREEMENT


                                      among


                                 UNIDIGITAL INC.


                                  as Borrower,


                      THE BANKS, FINANCIAL INSTITUTIONS AND
                    OTHER INSTITUTIONAL LENDERS NAMED HEREIN,


                               as Initial Lenders,


                                       and


               BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.,


                             as Documentation Agent


                                       and


                                FLEET BANK, N.A.,


        as Initial Issuing Bank, Swing Line Bank and Administrative Agent





                            Dated as of May 12, 1999

                                TABLE OF CONTENTS

                                                                            Page



PRELIMINARY STATEMENTS.........................................................1

ARTICLE I
     DEFINITIONS AND ACCOUNTING TERMS..........................................3
          Section 1.01.  Certain Defined Terms.................................3
          Section 1.02.  Computation of Time Periods..........................43
          Section 1.03.  Accounting Terms.....................................43

ARTICLE II
     AMOUNTS AND TERMS OF
     THE ADVANCES AND THE LETTERS OF CREDIT...................................43
          Section 2.01.  The Advances.........................................43
                         (a)  The Revolving Credit Advances...................43
                         (b)  The Swing Line Advances.........................44
                         (c)  Letters of Credit...............................44
          Section 2.02.  Making the Advances..................................45
          Section 2.03.  Issuance of and Drawings and
                         Reimbursement Under Letters of Credit................49
                         (a)  Request for Issuance............................49
                         (b)  Letter of Credit Reports........................50
                         (c)  Drawing and Reimbursement.......................50
                         (d)  Failure to Make Letter of Credit Advances.......51
          Section 2.04.  Repayment of Advances................................52
                         (a)  Revolving Credit Advances.......................52
                         (b)  Swing Line Advances.............................52
                         (c)  Letter of Credit Advances.......................52
          Section 2.05.  Termination or Reduction of the Commitments;
                         Increase in the Commitments..........................53
                         (a)  Optional Termination or Reduction
                              of the Commitments..............................53
                         (b)  Mandatory Termination or Reduction
                              of the Commitments..............................54
                         (c)  Increase in the Commitment......................55
          Section 2.06.  Prepayments and Repayments...........................56
                         (a)  Optional........................................56
                         (b)  Mandatory.......................................57
                         (c)  Application of Prepayments and Repayments.......58

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                                                                            Page

                         (d) Miscellaneous Provisions Relating to Prepayments, Termination or Reduction of Commitments and
                              Maintenance of L/C Cash Collateral Account......58
          Section 2.07.  Interest.............................................60
                         (a)  Scheduled Interest..............................60
                         (b)  Default Interest................................61
                         (c)  Notice of Interest Rate.........................61
          Section 2.08.  Fees.................................................61
                         (a)  Commitment Fees.................................61
                         (b)  Letter of Credit Fees...........................62
                         (c)  Administrative Agent's Fees.....................63
          Section 2.09.  Conversion of Advances...............................63
                         (a)  Optional........................................63
                         (b)  Mandatory.......................................64
          Section 2.10.  Increased Costs, Etc.................................65
          Section 2.11.  Payments and Computations............................67
          Section 2.12.  Taxes................................................69
          Section 2.13.  Sharing of Payments, Etc.............................73
          Section 2.14.  Use of Proceeds......................................74
          Section 2.15.  Defaulting Lenders...................................74
          Section 2.16.  Regulation U.........................................78

ARTICLE III
     CONDITIONS OF LENDING....................................................78
          Section 3.01.  Conditions Precedent to the Initial Funding Date.....78
                         (a)  Credit Agreement................................78
                         (b)  Resolutions; Incumbency.........................78
                         (c)  Organization Documents; Good Standing...........79
                         (d)  Legal Opinions..................................79
                         (e)  Certificate.....................................79
                         (f)  Pro Forma Balance Sheet; Projections; and
                              Financials......................................80
                         (g)  Solvency Certificates...........................80
                         (h)  [Intentionally Omitted].........................80
                         (i)  Notes...........................................80
                         (j)  Lender Release Letters..........................81
                         (k)  Collateral Documents............................81
                         (l)  Payment of Fees.................................83
                         (n)  Other Documents.................................84

                                                                            Page

          Section 3.02.  Conditions Precedent to All Credit Extensions........84
                         (a)  Notice, Application; Continuation of
                              Representations and Warranties..................84
                         (b)  Permitted Acquisitions..........................85
                         (c)  Other Approvals.................................85
          Section 3.03.  Determinations Under Sections 3.01 and 3.02..........85

ARTICLE IV
     REPRESENTATIONS AND WARRANTIES...........................................86
          Section 4.01.  Representations and Warranties.......................86

ARTICLE V
     COVENANTS OF THE BORROWER AND THE SUBSIDIARIES...........................93
          Section 5.01.  Affirmative Covenants................................93
                         (a)  Compliance with Law.............................93
                         (b)  Payment of Taxes, Etc...........................93
                         (c)  Compliance with Environmental Laws..............93
                         (d)  Maintenance of Insurance........................94
                         (e)  Preservation of Corporate Existence, Etc........94
                         (f)  Visitation Rights...............................94
                         (g)  Keeping of Books................................95
                         (h)  Maintenance of Properties, Etc..................95
                         (i)  Performance of Material Contracts...............95
                         (j)  Transactions with Affiliates....................95
                         (k)  Interest Rate Protection........................95
                         (l)  Year 2000 Compatibility.........................96
                         (m)  Agreement to Grant Additional Security..........96
                         (n)  Foreign Subsidiaries Security...................99
          Section 5.02.  Negative Covenants..................................100
                         (a)  Liens, Etc.....................................100
                         (b)  Debt...........................................101
                         (c)  Fundamental Changes............................104
                         (d)  Sales, Etc.  of Assets.........................104
                         (e)  Investments in Other Persons...................105
                         (f)  Dividends Etc..................................106
                         (g)  Leases.........................................106
                         (h)  Change in Nature of Business...................106
                         (i)  Charter Amendments.............................107
                         (j)  Accounting Changes.............................107
                         (k)  Prepayments, Etc.  of Debt.....................107
                         (l)  Amendment, Etc.  of Material Contracts.........107
                         (m)  Negative Pledge................................107

                                                                            Page

                         (n)  Partnerships, New Subsidiaries.................108
                         (o)  Speculative Transactions.......................108
                         (p)  Capital Expenditures...........................108
                         (q)  Issuance of Stock..............................109
                         (r)  Sale and Leasebacks............................110
          Section 5.03.  Reporting Requirements..............................110
                         (a)  Default Notice.................................110
                         (b)  Annual Financials..............................110
                         (c)  Quarterly Financials...........................110
                         (d)  Monthly Reports................................111
                         (e)  Certificate of Independent Certified
                              Accountants....................................111
                         (f)  Certificate of Responsible Officer.............111
                         (g)  Annual Forecasts...............................112
                         (h)  Insurance......................................112
                         (i)  ERISA Events and ERISA Reports.................112
                         (j)  Plan Terminations..............................112
                         (k)  Litigation.....................................112
                         (l)  Securities Reports.............................113
                         (m)  Agreement Notices..............................113
                         (n)  Environmental Conditions.......................113
                         (o)  Management Letters.............................113
                         (p)  Permitted Acquisition Documents................113
                         (q)  Other Information..............................114
          Section 5.04.  Financial Covenants.................................114
                         (a)  Consolidated Total Funded Debt to
                              Pro Forma EBITDA Ratio.........................114
                         (b)  Consolidated Senior Debt to
                              Pro Forma EBITDA Ratio.........................114
                         (c)  Fixed Charge Coverage Ratio....................115
                         (d)  Minimum Net Worth..............................115

ARTICLE VI
     EVENTS OF DEFAULT.......................................................115
          Section 6.01.  Events of Default...................................116
          Section 6.02.  Actions in Respect of the Letters of Credit
                         upon Default........................................120

ARTICLE VII
     THE ADMINISTRATIVE AGENT AND DOCUMENTATION AGENT........................120
          Section 7.01.  Authorization and Action............................120
          Section 7.02.  Agent's Reliance, Etc...............................121
          Section 7.03.  Fleet and Affiliates................................122
          Section 7.04.  Lender Party Credit Decision........................122

                                                                            Page

          Section 7.05.  Indemnification.....................................122
          Section 7.06.  Successor Administrative Agents.....................124
          Section 7.07.  Documentation Agent.................................125

ARTICLE VIII
     MISCELLANEOUS...........................................................126
          Section 8.01.  Amendments, Etc.....................................126
          Section 8.02.  Notices Etc.........................................127
          Section 8.03.  No Waiver; Remedies.................................129
          Section 8.04.  Costs and Expenses..................................129
          Section 8.05.  Right of Set-off....................................132
          Section 8.06.  Binding Effect......................................133
          Section 8.07.  Assignments and Participations......................134
          Section 8.08.  Execution in Counterparts; Severability.............140
          Section 8.09.  No Liability of the Issuing Bank....................140
          Section 8.10.  Confidentiality.....................................141
          Section 8.11.  Jurisdiction, Etc...................................141
          Section 8.12.  Governing Law.......................................143
          Section 8.13.  Waiver of Jury Trial................................143
          Section 8.14.  Replacement of Items................................143
          Section 8.15.  Certain Payments....................................144


EXHIBITS

     Exhibit A      -      Form of Assignment and Acceptance
     Exhibit B      -      Form of Revolving Credit Note
     Exhibit C      -      Form of Swing Line Note
     Exhibit D      -      Form of Notice of Borrowing

SCHEDULES

     Schedule I            Commitments and Applicable Lending Offices
     Schedule 2.14(a)      Foreign Subsidiary Debt
     Schedule 4.01(b)      Subsidiaries
     Schedule 4.01(d)      Required Authorizations and Approvals
     Schedule 4.01(i)      Disclosed Litigation
     Schedule 4.01(k)      Welfare Plans
     Schedule 4.01(o)      Certain Agreements
     Schedule 4.01(t)      Surviving Debt
     Schedule 5.02(a)(iii) Liens

                                CREDIT AGREEMENT
                                ----------------

     CREDIT AGREEMENT, dated as of May 12, 1999, by and among UNIDIGITAL INC., a Delaware corporation (together with its successors or assigns, the "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial Lenders"), any Lender Party hereto (as hereinafter defined), FLEET BANK N.A., as Initial Issuing Bank (the "Initial Issuing Bank"), FLEET BANK, N.A., as Swing Line Bank (as hereinafter defined), BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., as Documentation Agent, and FLEET BANK, N.A., as administrative agent (together with any successor appointed pursuant to Article VII, the "Administrative Agent") for the Lender Parties and the Hedge Banks (as hereinafter defined).

                             PRELIMINARY STATEMENTS:
                             ----------------------

     The Borrower has requested that the Lender Parties make loans to the Borrower and issue letters of credit having an aggregate principal and face amount at any one time outstanding of up to Sixty-Five Million Dollars
($65,000,000), which amount may be increased to Eighty Million Dollars ($80,000,000) in the event Borrower raises subordinated debt with net proceeds of at least Twenty Million Dollars ($20,000,000) on terms and conditions acceptable to the Administrative Agent as provided for in this Agreement, (i) to repay all outstanding Debt pursuant to the Existing Credit Facility, (ii) to finance future acquisitions by the Borrower or any of its Subsidiaries, (iii) to provide for working capital and other general corporate purposes of the Borrower and its Subsidiaries, and (iv) to pay fees and expenses relating to the financing set forth in this Agreement and the other Loan Documents and the Lender Parties have agreed to make such loans and issue such letters of credit all on and subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS
                        --------------------------------

     SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Accounts" means all Accounts referred to in Section 1.1 of the Security Agreement.

     "Additional Collateral Documents" has the meaning specified in section 5.01(n)(v).

     "Acquisition Rights Assignment" has the meaning specified in section 3.01(k)(iii).

     "Administrative Agent" has the meaning specified in the recital of parties to this Agreement.

     "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent at its office at Fleet Bank, N.A., 1185 Avenue of the Americas, New York, new York 10036, Account No. 1510352-03102, Attention: Loan Administration.

     "Advance" means a Revolving Credit Advance, a Swing Line Advance or a Letter of Credit Advance.

     "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 50% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

     "Applicable Lending Office" means, with respect to each Lender Party, such Lender Party's Domestic Lending Office in the case of a Prime Rate Advance and such Lender Party's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

     "Applicable Margin" means at any date of determination thereof, the applicable percentage set forth below opposite the applicable ratio of Consolidated Total Funded Debt to Pro Forma EBITDA determined as set forth below:

                APPLICABLE MARGIN FOR REVOLVING CREDIT ADVANCES
                -----------------------------------------------


Ratio of Consolidated Total           Applicable Margin for         Applicable Margin for
Funded Debt/Pro Forma EBITDA          Eurodollar Rate Advances      Prime Rate Advances
----------------------------          ------------------------      -------------------
Equal to or greater than 3.50
to 1.00                                        3.25%                         2.00%

Equal to or greater than 3.00
to 1.00, but less than 3.50 to 1.00            3.00%                         1.75%

Equal to or greater than 2.50 to
1.00, but less than 3.00 to 1.00               2.75%                         1.50%

Equal to or greater  than 2.00 to
1.00, but less than 2.50 to 1.00               2.50%                         1.25%

Less than 2.00 to 1.00                         2.25%                         1.00%

The Applicable Margin for each Advance shall be determined on a quarterly basis by reference to the ratio of Consolidated Total Funded Debt to Pro Forma EBITDA for the preceding four (4) full fiscal quarters, as reflected on the financial statements provided to the Administrative Agent pursuant to Section 5.03(c) or
(d), three (3) Business Days after the date on which the Administrative Agent receives the foregoing financial statements, together with a certificate of a Responsible Officer of the Borrower demonstrating the ratio of Consolidated Total Funded Debt to Pro Forma EBITDA. If the Borrower has not submitted to the Administrative Agent the information described above as and when required under
Section 5.03(b) or (c), as the case may be, the Applicable Margin in effect for the period commencing on such date shall be one (1) tier higher than the Applicable Margin in effect during the preceding calendar quarter, until such time as the Borrower submits to the Administrative Agent the information so required, and within three (3) Business Days after receipt thereof the Applicable Margin shall be adjusted retroactively for the relevant period.

Notwithstanding the above, for the first six (6) months from the Initial Facility Date, the Applicable Margin for a Revolving Credit Advance shall be 3.25% for a Eurodollar Advance and 2.00% for a Prime Rate Advance.

     "Asset Disposition" has the meaning specified in Section 2.06(b).

     "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 8.07, substantially in the form of Exhibit A
                                                                       ---------
hereto.

     "Available Amount" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

     "Bank Hedge Agreement" means any Hedge Agreement required or permitted under this Agreement that is entered into by and between the Borrower and any Hedge Bank, as the same now exists or may hereinafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     "Borrower" has the meaning specified in the recital of parties to this Agreement.

     "Borrower's Account" means an account of the Borrower maintained by the Borrower with Fleet Bank, N.A.

     "Borrowing" means a Revolving Credit Borrowing or a Swing Line Borrowing.

     "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York, New York and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings in U.S. dollars are carried on in the London interbank market.

     "Capital Expenditures" means, for any Person for any period, the sum of all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person.

     "Capital Stock" means any and all shares, interests, participation or other equivalents (however designated) of capital stock of a corporation, any and all similar ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

     "Cash Equivalents" means any of the following, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens other than Liens created under the Collateral Documents:

          (i) readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States or any agency or instrumentality thereof having a maturity of not greater than twelve (12) months from the date of issuance thereof;

          (ii) insured certificates of deposit, bankers' acceptances or time deposits (including, without limitation, Eurodollar denominated and Yankee issues) having a maturity of not greater than twelve (12) months from the date of issuance thereof with any commercial bank or financial institution having combined capital and surplus of at least $1 billion and either located in the U.S. or with respect to Foreign Subsidiaries organized under the laws of an Approved Country (as defined in clause (ix) below) and a rating of at least "P-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group, or with respect to banks located in an Approved Country, the equivalent thereof;

          (iii) corporate securities and commercial paper having a maturity of not greater than twelve (12) months from the date of issuance and rated at least "P-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group;

          (iv) short-term tax exempt securities including municipal notes, commercial paper, auction rate floaters, and floating rate notes rated at least "P-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group, and bonds rated at least "AA" (or the then equivalent grade) by Standard & Poor's Ratings Group;

          (v) pre-refunded municipal bonds escrowed to maturity and backed by U.S. Treasury securities;

          (vi) repurchase agreements covering U.S. Treasury or U.S. government agency securities valued at not less favorably than 102% of market value with a term of not more than seven (7) days with major banks and dealers that are recognized as "primary dealers" by the Federal Reserve Bank of New York;

          (vii) tax exempt preferred stock or bonds issued with a rate-reset mechanism and a maximum term of 180 days and rated at least "AAA" (or the then equivalent grade) by Moody's Investors Service, Inc.;

          (viii) money market mutual funds that offer daily purchase and redemption, maintain a constant share price, are 'no-load' funds and have a constant $1.00 net asset value; or

          (ix) with respect to Foreign Subsidiaries, government obligations of (A) the United Kingdom, (B) the country in which such Foreign Subsidiary maintains its chief executive office, (C) any other country approved by the Administrative Agent, or (D) any other country whose debt securities are rated by Standard & Poor's Ratings Group and Moody's Investors Service, Inc. A-1 or P-1, respectively, or the equivalent thereof (if a short-term debt rating is provided by either) or at least AA or AA2, respectively, or the equivalent thereof (if a long-term unsecured debt rating is provided by either) (each such country, an "Approved Country"), in each case with maturities of less than 12 months.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as amended from time to time.

     "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

     "Collateral" means all "Collateral" referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

     "Collateral Documents" means each Security Agreement, each Pledge Agreement and any other agreement that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties as the same now exists or may hereinafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     "Commitment" means a Revolving Credit Commitment or a Letter of Credit Commitment.

     "Confidential Information" means information that the Borrower furnishes to the Administrative Agent or any Lender Party in a writing designated as confidential, but does not include any such information that is or becomes generally available to the public other than as a result of a breach by the Administrative Agent or any Lender Party of its obligations hereunder or that is or becomes available to the Administrative Agent or such Lender Party from a source other than the Borrower that is not, to the best of the Administrative Agent's or such Lender Party's knowledge, acting in violation of a confidentiality agreement with the Borrower.

     "Consolidated" refers to the consolidation of accounts, in accordance with GAAP, of the Borrower and all of its Subsidiaries.

     "Consolidated Lease Expense" means, for any period, the aggregate amount of fixed or contingent rentals payable by the Borrower and its Subsidiaries, determined on a consolidated basis, in accordance with GAAP, for such period with respect to leases of personal property.

     "Conversion", "Convert" and "Converted" each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.09 or 2.10.

     "Credit Extension" means (i) the making of any Advances hereunder, and (ii) the issuance of any Letters of Credit hereunder.

     "Current Assets" of any Person means all assets of such Person that would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

     "Current Liabilities" of any Person means (a) Debt of such Person, except Total Funded Debt, that by its terms is payable on demand or matures within one year after the date of determination (excluding any Debt renewable or extendible, at the option of such Person, to a date more than one year from such date or arising under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date), (b) all amounts of Total Funded Debt of such Person required to be paid or prepaid within one year after the date of determination and (c) all other items (including taxes accrued as estimated) that in accordance with GAAP would be classified as current liabilities of such Person.

     "Debt" of any Person means, without duplication,

          (i)    all indebtedness of such Person for borrowed money,

          (ii) all Obligations of such Person for the deferred purchase price of property or services,

          (iii) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments,

          (iv) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property),

          (v)    all  Obligations of  such Person  as lessee  under  Capitalized
Leases,

          (vi) all Obligations, contingent or otherwise, of such Person in respect of letters of credit or similar facilities,

          (vii) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock,

          (viii) all Debt of others referred to in clauses (i) through (vii) above or clause (ix) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss, and

          (ix) all Debt referred to in clauses (i) through (viii) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts, contract rights or inventory) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

     "Debt Issuance" means any issuance or sale or other incurrence by the Borrower or any of its Subsidiaries of any Debt; provided, however, that for
                                                   --------   -------
purposes of determination of Net Cash Proceeds under Section 2.06(b), the term "Debt Issuance" shall not include any Debt Issuance, the proceeds of which are used to prepay or refinance the Existing Subordinated Debt.

     "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     "Defaulted Advance" means, with respect to any Lender Party at any time, the portion of any Advance required to be made by such Lender Party to the Borrower pursuant to Section 2.02 at or prior to such time which has not been made by such Lender Party or by the Administrative Agent for the account of such Lender Party pursuant to Section 2.02(e) as of such time. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.15(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.02 on the same date as the Defaulted Advance so deemed made in part.

     "Defaulted Amount" means, with respect to any Lender Party at any time, any amount required to be paid by such Lender Party to the Administrative Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to (i) the Swing Line Bank pursuant to Section 2.02(b) to repay a portion of a Swing Line Advance made by the Swing Line Bank, (ii) the Issuing Bank pursuant to Section 2.03(c) to purchase a portion of a Letter of Credit Advance made by the Issuing Bank,
(iii) the Administrative Agent pursuant to Section 2.02(e) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party, (iv) any other Lender Party pursuant to Section 2.13 to purchase any participation in Advances owing to such other Lender Party and (v) the Administrative Agent or the Issuing Bank pursuant to
Section 7.05 to reimburse the Administrative Agent or the Issuing Bank for such Lender Party's ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or the Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

     "Defaulting Lender" means, at any time, any Lender Party that, at such time, (i) owes a Defaulted Advance or a Defaulted Amount or (ii) shall take any action or be the subject of any action or proceeding of a type described in
Section 6.01(f).

     "Disclosed Litigation" has the meaning specified in Section 4.01(i).

     "Disposal" means the discharge, deposit, injection, dumping, spilling, leaking or placing of any solid waste or hazardous waste, as those terms are defined by any federal, state, local or foreign law, into or on any land or water so that such solid waste or hazardous waste or any constituents thereof may enter the environment or be emitted into the air or discharged into any waters, including ground waters.

     "Dollars", "dollars" and the symbol "$" each mean the lawful currency of the United States.

     "Domestic Lending Office" means, with respect to any Lender Party or Hedge Bank, the office of such Lender Party (or, in the case of a Hedge Bank, the office of the corresponding Lender Party) specified as its "Domestic Lending Office" opposite such Lender Party's name on Schedule I hereto or in the
                                                   ----------
Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party or Hedge Bank as such Lender Party or Hedge Bank may from time to time specify to the Borrower and the Administrative Agent.

     "Domestic Subsidiary" means any Subsidiary organized under the laws of the United States of America or any State thereof and any successor or assign thereof.

     "EBITDA" means, for any period, the sum, determined on a Consolidated basis without duplication, of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) non-cash charges, (g) the legal and accounting costs and other reasonable expenses incurred in connection with any Permitted Acquisition completed after the date of this Agreement, in each case determined in accordance with GAAP for such period and (h) other non-recurring, non-operating expenses, including, without limitation, restructuring expenses; provided, however, that net income
                                              --------  -------
(or net loss) shall be computed without giving effect to extraordinary losses or gains; provided, further, that EBITDA shall in any event exclude from the
        --------   -------
Initial Funding Date, the amount of any non-cash income recognized during any period for which EBITDA is determined.

     "Eligible Assignee" means with respect to the rights and obligations related to any Facility (other than the Letter of Credit Facility) and all of the other rights and obligations under this Agreement, (A) a Lender; (B) an Affiliate of a Lender; and (C) subject to the prior approval of the Administrative Agent and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower, such approval not to be unreasonably withheld or delayed, (i) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $500,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $500,000,000; (iii) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its general arrangements to borrow or of the Cayman Islands, or a political subdivision of any such country, and having total assets in excess of $500,000,000, so long as such bank is acting through a branch or agency located in the United States; (iv) the central bank of any country that is a member of the OECD; and (v) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) located in the United States that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $500,000,000; and, with respect to the rights and obligations related to the Letter of Credit Facility, a Person that is an Eligible Assignee under subclause (i) or (iii) of clause (C) of this definition and is approved by the Administrative Agent and the Borrower, such approval not to be unreasonably withheld or delayed (and provided that no such approval shall be necessary if an Eligible Assignee is an Affiliate of the Assignor); provided, however, that neither the Borrower, any of
                            --------  -------
its Subsidiaries nor any Affiliate of the Borrower or any of its Subsidiaries shall qualify as an Eligible Assignee under this definition.

     "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to public health and safety or the environment, including, without limitation, (i) by any governmental or regulatory authority or third party for enforcement, cleanup, Removal, Response, Remedial or other actions or damages and (ii) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

     "Environmental Law" means any international or transnational law, federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidelines relating to pollution or protection of the environment or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, threatened release, release or discharge of Hazardous Materials.

     "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

     "Equity Issuance" means any issuance or sale by the Borrower or any of its Subsidiaries of any of its capital stock or other equity securities or any obligations convertible into or exchangeable for, or giving any Person a right, option or warrant to acquire such securities or such convertible or exchangeable obligations;  provided, however, that for purposes of determination
                           --------  -------
of Net Cash Proceeds under Section 2.06(b), the term "Equity Issuance" shall not include any issuance or sale of (a) capital stock of the Borrower to any Person as consideration paid in connection with any Permitted Acquisition; (b) capital stock to qualify any director of the Borrower or any of its Subsidiaries if required by applicable law; (c) capital stock or other equity securities to directors, management and employees and other eligible participants of the Borrower or any of its Subsidiaries, pursuant to a stock purchase, stock option or similar incentive plan of the Borrower or any of its Subsidiaries, or any exercise of options issued pursuant thereto; (d) capital stock of any Subsidiary of the Borrower to the Borrower or any other Wholly-Owned Subsidiary of the Borrower; (e) capital stock of the Borrower to any Person for cash, if, and only if, in respect of this clause (e); such Net Cash Proceeds are applied towards the payment of the Permitted Acquisition Purchase Price as follows: if the offering documents for such issuance or sale identify a specific acquisition transaction, within ten (10) days after the consummation of such acquisition transaction; (f) capital stock of the Borrower issued in connection with the exercise of warrants granted prior to the date hereof; and (g) capital stock of the Borrower or other equity securities or any obligations converted into or exchangeable for capital stock of the Borrower issued in connection with the Subordinated Issuance.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

     "ERISA Event" means (i) (y) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or
(z) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001 (a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of
Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (ii) the application for a minimum funding waiver with respect to a Plan; (iii) the provision by the administrator of any Plan of a notice of intent to terminate such Plan under ERISA Section 4041(c), pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (iv) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (v) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (vi) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (vii) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to
Section 307 of ERISA; or (viii) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

     "Eurocurrency Liabilities" has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Eurodollar Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance
                       ----------
pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

     "Eurodollar Rate" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period which appears on the Telerate Page

3750 as of 11:00 a.m. (New York time) two Business Days before the first day of such Interest Period; provided, however, that if the rate described above does
                       --------   -------
not appear on the Telerate System on any applicable interest determination date, the Eurodollar Rate shall be the rate (rounded upward as described above, if necessary) for deposits in U.S. dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" (or such other page as may replace the LIBO page on that service for the purpose of displaying such rates), as of 11:00 a.m. (New York time) two Business Days before the first day of such Interest Period.

     If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately
11:00 a.m. (New York time) two Business Days before the first day of such Interest Period as selected by the Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York time) two Business Days before the first day of such Interest Period. In the event that the Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the Eurodollar Rate for such Interest Period cannot be determined.

     In the event that the Board of Governors, of the Federal Reserve System shall impose a Eurodollar Rate Reserve Percentage with respect to Eurocurrency Liabilities, the Eurodollar Rate for an Interest Period shall be equal to the amount determined above for such Interest Period divided by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

     "Eurodollar Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(ii).

     "Eurodollar Rate Reserve Percentage" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

     "Events of Default" has the meaning specified in Section 6.01.

     "Excess Cash Flow" means for any period the sum of (a) EBITDA of the Borrower and its Subsidiaries for such period plus (b) the aggregate amount of
                                                ----
all non-cash charges deducted from Consolidated net income for such period, but not added back in arriving at EBITDA less (c) the aggregate amount of mandatory
                                     ----
and optional prepayments or repayments of principal made by the Borrower and its Subsidiaries on any Total Funded Debt of the Borrower and its Subsidiaries during such period; provided, however, that, with respect to any optional
                      --------   -------
prepayment of the Revolving Credit Advances, the amount of such prepayment shall be expressly excluded from the determination of the amount in this clause (c) if the Revolving Credit Facility is not, upon such repayment, permanently reduced by the amount of such prepayment less (d) Capital Expenditures of the Borrower
                                  ----
and its  Subsidiaries  during such period less (e) the  aggregate  amount of all
                                          ----
federal, state, local and foreign taxes paid by the Borrower and its Subsidiaries during such period less (f) the aggregate amount of interest paid
                                 ----
on any Debt of the Borrower and its Subsidiaries during such period less (g) the
                                                                    ----
aggregate amount of the cash portion of all non-recurring charges included in arriving at such EBITDA less (h) dividends paid by the Borrower to the holders
                        ----
of its common  stock
during such period to the extent that the Borrower is expressly permitted to pay such dividends under this Agreement less (i) all cash paid as part of the cost
                                      ----
of any Permitted Acquisition.

     "Existing Credit Facility" means the credit facilities pursuant to a Credit Agreement, dated as of March 24, 1998, by and among the Borrower, lenders from time parties to such agreement and Canadian Imperial Bank of Commerce, as administrative agent for such lenders and each other agreement, document and/or interest related thereto, in each case as the same exists or may hereinafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     "Existing Subordinated Debt" means the Subordinated Debt of the Borrower existing on the date hereof pursuant to the Securities Purchase Agreement, dated November 25, 1998, among the Borrower, certain Subsidiaries of the Borrower and CIBC Wood Gundy Capital Corp. and any agreements, documents and instruments related thereto, in each case, as the same now exists or may hereinafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     "Extraordinary Receipt" means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including, without limitation, pension plan reversions, proceeds of casualty insurance and condemnation awards (and payments in lieu thereof), excluding proceeds of any other insurance; provided, however, that an Extraordinary Receipt shall not
                  --------   -------
include cash receipts received from proceeds of casualty insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments (i) in respect of loss or damage to equipment, fixed assets, inventory or real property, are applied (or in respect of which expenditures were previously incurred) to replace or repair such equipment, fixed assets, inventory or real property so long as such application is made or committed to be made within one hundred twenty (120) days (or such longer time as may be commercially reasonable in the circumstances) after such Person's receipt of such proceeds, awards or payments; or (ii) are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

     "Facility" means the Revolving Credit Facility, Swing Line Facility or the Letter of Credit Facility.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Fee Letter" has the meaning specified in Section 2.08(c).

     "Financing Lease" means any lease of personal property, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

     "Fiscal Year" means a fiscal year of the Borrower and its Consolidated Subsidiaries ending on August 31 in any calendar year.

     "Fleet" means Fleet Bank, N.A. in its capacity as a Lender or Issuing Bank.

     "Fleet Base Rate" has the meaning specified in the definition of "Prime Rate" herein.

     "Foreign Guarantor" means, collectively, each active Foreign Subsidiary, on the Initial Funding Date and each Foreign Subsidiary created or acquired after the Initial Funding Date, and, in each case, its respective successors and assigns.

     "Foreign Guaranty" has the meaning specified in Section 3.02(k)(vi).

     "Foreign Subsidiary" means any Subsidiary organized under the laws of any jurisdiction other than the United States of America or any State thereof and, in each case, successors and assigns thereof.

     "GAAP" has the meaning specified in Section 1.03.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Guaranteed Obligations" has the meaning specified in the Subsidiary Guaranty and the Foreign Guaranty.

     "Hazardous Materials" means (i) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biophenyls and radon gas and (ii) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

     "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

     "Hedge Bank" means any Lender Party or any Affiliate thereof, in its capacity as a party to a Bank Hedge Agreement and each Eligible Assignee to which rights and obligations hereunder and other the other Loan Documents, as applicable, have been assigned pursuant to Section 8.07.

     "Indemnified Party" has the meaning specified in Section 8.04(b).

     "Initial Extension of Credit" means the earlier to occur of the initial Borrowing and the initial issuance of a Letter of Credit.

     "Initial Funding Date" means the date on which all of the conditions precedent set forth in Section 3.01 are satisfied or waived by the Required Lenders and the initial Advances are made by the Lender Parties hereto to the Borrower.

     "Initial Issuing Bank" has the meaning specified in the recital of parties to this Agreement.

     "Initial Lenders" has the meaning specified in the recital of parties to this Agreement.

     "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

     "Interest Expense" means, with respect to any Person for any period, interest expense on all Debt of such Person for such period net of interest income for such period, whether paid or accrued, determined on a Consolidated basis for such Person and its Subsidiaries and in accordance with GAAP, and including, without limitation, (i) in the case of the Borrower, interest expense in respect of Debt resulting from Advances, (ii) the interest component of all obligations under Capitalized Leases, (iii) commissions, discounts and other fees and charges payable in connection with letters of credit (including, without limitation, Letters of Credit), (iv) the net payment, if any, payable in connection with Hedge Agreements less the net credit, if any, received in connection with Hedge Agreements and (v) all fees paid by the Borrower pursuant to Section 2.08(a) (other than non-cash amortization related thereto).

     "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the

Conversion of any Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Administrative Agent not later than 1:00 p.m. (New York time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:
                         --------  -------

          (a) The Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance under a Facility that ends after any principal repayment installment date for such Facility unless, after giving effect to such selection, the aggregate principal amount of Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date for such Facility shall be at least equal to the aggregate principal amount of Advances under such Facility due and payable on or prior to such date;

          (b) Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided,
                                                                       --------
however,  that,  if such  extension  would  cause the last day of such  Interest
-------
Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

          (c) Whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and

          (d) Until the date on which the Administrative Agent notifies the Borrower that the syndication of the Facilities has been completed, only Interest Periods with a duration of seven days shall be available to the Borrower for Eurodollar Rate Advances.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended
from  time  to  time,  and  the  regulations   promulgated  and  rulings  issued
thereunder.

     "Inventory" of any Person means all of such Person's now owned and hereafter acquired inventory, goods, merchandise, and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, other materials and supplies of any kind, nature or description which are or might be consumed in such Person's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other documents representing them.

     "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person.

     "Issuing Bank" means the Initial Issuing Bank and each Eligible Assignee to
which  the  Letter  of  Credit   Commitment   hereunder  and  other  rights  and
obligations, as applicably have been assigned pursuant to Section 8.07.

     "L/C Cash Collateral Account" has the meaning specified in the Security Agreement.

     "L/C    Related     Documents"    has    the    meaning     specified    in
Section 2.04(d)(ii)(A).

     "Lender Party" means any Lender, Swing Line Bank, the Issuing Bank and each Eligible Assignee to which rights and obligations hereunder and under the other Loan Documents, as applicable, have been assigned pursuant to Section 8.07. The term "Lender Party" shall include such party in its capacity as a Hedge Bank unless the surrounding text (a) indicates otherwise or (b) indicates that such term relates solely to the "Lending Party" in its capacity as a lender or issuer of letters of credit.

     "Lender(s)" means the Initial Lender(s) and each Person that shall become a Lender hereunder pursuant to Section 8.07.

     "Letter of Credit" means any Letter of Credit issued hereunder (as specified in Section 2.03(a)), as the same now exists or may hereinafter be amended, modified, supplemented, expanded, renewed, restated or replaced.

     "Letter of Credit Advance" means an advance made by the Issuing Bank or any Revolving Credit Lender pursuant to Section 2.03(c).

     "Letter of Credit Agreement" has the meaning specified in Section 2.03(a).

     "Letter of Credit Commitment" means, with respect to the Issuing Bank, the amount set forth opposite the Issuing Bank's name on Schedule I hereto under the
                                                     ----------
caption "Letter of Credit Commitment" or, if the Issuing Bank has entered into one or more Assignments and Acceptances, set forth for the Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as the Issuing Bank's "Letter of Credit Commitment," as such amount may be reduced pursuant to Section 2.05.

     "Letter of Credit Facility" means, at any time, an amount equal to the amount of the Issuing Bank's Letter of Credit Commitment at such time, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

     "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

     "Loan Documents" means (i) this Agreement, (ii) the Notes, (iii) the Collateral Documents, (iv) each Subsidiary Guaranty, (v) each Foreign Guaranty,
(vi) each  Subsidiary  Guaranty  and  Foreign  Guaranty  delivered  pursuant  to
Section 5.01(m)(ii) hereof, (vii) each Letter of Credit Agreement, (viii) each Bank Hedge Agreement, and (ix) all other agreements, instruments and documents executed in connection with the foregoing, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect.

     "Loan Party" means each of the Borrower and the Subsidiary Guarantors.

     "Margin Stock" has the meaning specified in Regulations T, U and X.

     "Material Adverse Effect" means any fact of circumstance which (a) materially and adversely affects the business or financial condition of the Borrower and its Subsidiaries, taken as a whole, or (b) materially and adversely affects the ability of the Borrower and the Subsidiary Guarantors, taken as a whole, to perform their collective obligations under the Loan Documents.

     "Material Contract" means, with respect to any Person, each written contract which would create a monetary obligation of such Person, or a right to receive funds by such Person, and each other written contract to which such Person is a party which is material to the business and operations of such Person, the termination of which could reasonably be expected to result in a Material Adverse Effect.

     "Mortgages" means, individually and collectively, each mortgage, deed to secure debt or deed of trust or other instrument at any time granting the Administrative Agent, for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, a lien upon any Real Property of the Borrower or any of its Subsidiaries.

     "Multiemployer   Plan"   means  a   multiemployer   plan,   as  defined  in
Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "Multiple  Employer  Plan"  means a single  employer  plan,  as  defined in
Section 4001(a)(15) of ERISA, that (i) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (ii) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

     "Net Cash Proceeds" means, with respect to any Asset Disposition, Debt Issuance or the Subordinated Issuance or Equity Issuance by any Person, or any Extraordinary Receipt, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) in connection with such transaction after deducting therefrom only (without duplication) (i) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and all other reasonable costs and expenses incurred in connection with any such Asset Disposition, Debt Issuance, Subordinated Issuance, Equity Issuance or Extraordinary Receipt, (ii) the amount of taxes payable in connection with or as a result of such transaction, (iii) the amount of any Debt secured by a Lien on such asset that is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or the Borrower or any of its Subsidiaries or any Affiliate of any Borrower or any of its Subsidiaries and are properly attributable to such transaction or to the asset that is the subject thereof and (iv) the amount to be used to replace any such asset.

     "Note"  means  a  Revolving   Credit  Note  or  a  Swing  Line  Note,   and
collectively, the "Notes".

     "Notice of Borrowing" has the meaning specified in Section 2.02(a).

     "Notice of Issuance" has the meaning specified in Section 2.03(a).

     "Notice  of  Swing  Line   Borrowing"   has  the   meaning   specified   in
Section 2.02(b).

     "Notice of Termination" has the meaning specified in Section 2.01(d).

     "NPL" means the National Priorities List under CERCLA.

     "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, is equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (i) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document (ii) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

     "OECD" means the Organization for Economic Cooperation and Development (or any successor).

     "Other Taxes" has the meaning specified in Section 2.12(b).

     "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

     "Permitted Acquisition" means the acquisition by the Borrower or any of its Subsidiaries of Interface Graphics Ltd., a corporation organized under the laws of Scotland, (ii) Jevons Brown Limited, a corporation organized under the laws of the United Kingdom and (iii) any Person or of any division or line of business of any Person or of any Person with (or without) its Subsidiaries (any such acquired Person, division or line or business, or Person and Subsidiaries being herein called a "Proposed Business") either by merger, consolidation, purchase of the majority of the Voting Stock, or purchase of all or any portion of the assets of such Proposed Business, provided that each of the conditions to any such acquisition set forth below shall have been satisfied as of the consummation of such acquisition:

          (a) such Proposed Business is principally engaged in substantially the same or similar line of business as the Borrower or any of its Subsidiaries;

          (b) in the event that the total consideration paid by the Borrower and its Subsidiaries (whether in cash, by the assumption or incurrence of Debt (including seller notes and other liabilities otherwise permitted to be incurred under this Agreement), by the transfer of any other assets or properties by the Borrower or any of its Subsidiaries to the seller in connection with such acquisition), shall equal or exceed (and including in the computation of consideration the amount of any contingent, earnout and deferred cash payments reasonably likely to be paid in the next succeeding 12 months) (i) Ten Million Dollars ($10,000,000) in respect of any single acquisition (or series of related acquisitions that may reasonably be deemed to constitute a single transaction) or (ii) Twenty-Five Million Dollars ($25,000,000) in respect of all acquisitions in any twelve (12) month period ending on the last day of the calendar month immediately preceding the closing of the proposed acquisition the Required Lenders shall have consented to the acquisition (such consent not to be unreasonably withheld);

          (c) after giving effect to any such acquisition, there shall be not less than Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate, of Unused Revolving Credit Commitments and cash on hand;

          (d) no Event of Default shall exist or be continuing or would exist after giving effect to such acquisition;

          (e) all assets and properties acquired in connection with such proposed acquisition shall be free and clear of all Liens, except as otherwise permitted in this Agreement;

          (f) concurrently with the making of such an acquisition consisting of assets, the Borrower shall, as additional collateral security for the Obligations, grant to the Administrative Agent for staff and ratably for the benefit of the Lender, Parties and the Hedge Banks, first priority liens on and first priority security interests in any of the acquired assets of the type previously granted to the Administrative Agent (subject only to Permitted Liens) by the execution and delivery to the Administrative Agent of such agreements, instruments and documents as shall be satisfactory in form and substance to the Administrative Agent;

          (g) each of the Administrative Agent and each of the Lender Parties shall receive for its review the full text of the financial statements of the Proposed Business, which demonstrates that the Proposed Business has a positive Pro Forma EBITDA and all core documentation (or other documentation requested by the Administrative Agent) with respect to the proposed acquisition; and

          (h) subject to Section 5.01(n) below, if applicable, concurrently with the making of such acquisition, the Borrower shall, as additional collateral security for the Obligations, deliver to the Administrative Agent an Acquisition Rights Assignment, in form and substance satisfactory to the Administrative Agent at least five (5) Business Days prior to the consummation of an acquisition.

Notwithstanding the foregoing, in no event shall a Permitted Acquisition be deemed to include an unsolicited tender offer or other takeover (other than a tender offer) which does not have the approval of the board of directors of the Proposed Business prior to the time the Borrower has taken control of the Proposed Business.

     "Permitted Acquisition Documents" means, in respect of a Permitted Acquisition, the final executed copy of the asset or stock purchase agreement or the merger agreement, as the case may be, and all other material agreements, documents or instruments to be executed and/or delivered by the Borrower or any of its Subsidiaries in connection with such Permitted Acquisition.

     "Permitted Acquisition Purchase Price" means, with respect to any Permitted Acquisition, the cash purchase price (including related reasonable and customary fees and costs with respect to such acquisition) paid by the Borrower or its Subsidiary making such purchase in respect thereof.

     "Permitted Liens" means any of the following: (i) Liens for taxes, assessments and governmental charges or levies (x) not yet due and payable or
(y) due and payable that are being contested in good faith and by appropriate proceedings diligently conducted, provided that in the case of Liens under this
                                   --------
clause (y), reserves or other appropriate provisions shall have been established therefor in accordance with GAAP; (ii) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than sixty (60) days or which are being contested in good faith and by appropriate proceedings diligently conducted, provided that reserves or other appropriate provisions shall have
            --------
been established therefor in accordance with GAAP; (iii) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (iv) Permitted Real Property Encumbrances.

     "Permitted Real Property Encumbrances" means, with respect to any particular real property, easements, zoning restrictions or other restrictions, rights-of-way, encroachments, covenants or encumbrances on real property imposed by law or arising in the ordinary course of business that do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any of its Subsidiaries or materially impair the use thereof to the Borrower or any Subsidiary.

     "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Plan" means a Single Employer Plan or a Multiple Employer Plan.

     "Pledge Agreement" has the meaning specified in Section 3.01(l)(ii).

     "Pledged Collateral" means the "Pledged Securities" as defined in the relevant Collateral Document.

     "Prime Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

          (a) the rate of interest announced publicly by Fleet in Boston, Massachusetts from time to time, as Fleet's prime rate, which is not necessarily the lowest or best rate made available by Fleet (the "Fleet Base Rate"); or

          (b) one-half (1/2) of one percent per annum above the Federal Funds Rate.

     "Prime Rate  Advance"  means an Advance that bears  interest as provided in
Section 2.07(a)(i).

     "Pro Forma EBITDA" means, for any period, the sum, determined on a Consolidated basis without duplication, of (A)(i) net income (or net loss), (ii) interest expense, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense, (vi) non-cash charges, (vii) the legal and accounting costs and other reasonable expenses incurred in connection with any Permitted Acquisition completed after the date of this Agreement, in each case determined in accordance with GAAP for such period and (viii) other non-recurring, non-operating expenses, including, without limitation, restructuring expenses; provided, however, that net income (or net loss) shall be computed without
--------   -------
giving effect to  extraordinary  losses or gains;  provided,  further,  that Pro
                                                   --------   -------
Forma EBITDA shall in any event exclude from the Initial Funding Date the amount of any non-cash income recognized during any period for which Pro Forma EBITDA is determined,(B) the pro forma effect on EBITDA for such period of any Permitted Acquisition consummated by the Borrower or any of its Subsidiaries during the most recent twelve month period preceding the date of determination, but solely for the number of months immediately preceding the consummation of the applicable Permitted Acquisition, which number equals twelve (12) less the number of months following the consummation of the applicable Permitted
Acquisition to such date of determination, plus (C) the amount by which Compensation to owners, employees or agents of a Proposed Business will be reduced following a Permitted Acquisition, as set forth in a certificate of the Borrower which is reasonably acceptable to the Administrative Agent.

     "Proposed Business" has the meaning specified in the definition of "Permitted Acquisition".

     "Pro Rata Share" of any amount means, with respect to any Revolving Credit Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Revolving Credit Commitment at such time and the denominator of which is the Revolving Credit Facility at such time.

     "Reduction Amount" has the meaning specified in Section 2.06(d)(iii).

     "Real Property" means all now owned and hereafter acquired real property of the Borrower and its Subsidiaries, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including without limitation, the real property and related assets more particularly described in the Mortgages.

     "Register" has the meaning specified in Section 8.07(d).

     "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as the same may be modified and supplemented and in effect from time to time.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as the same may be modified and supplemented and in effect from time to time.

     "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as the same may be modified and supplemented and in effect from time to time.

     "Release" means any release, spill, emission, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Materials) or into or from any property, including, without limitation, the movement of any Hazardous Materials through the air, soil, surface waters or ground water.

     "Remedial"  shall  have the  meaning  as set  forth in  CERCLA at 42 U.S.C.
Section 9601(24) and/or any other applicable Environmental Laws.

     "Removal"  shall  have the  meaning  as set  forth in  CERCLA  at 42 U.S.C.
Section 9601(23) and/or any other applicable Environmental Laws.

     "Required Lenders" means at any time Lenders owed or holding greater than 51% of the sum of (i) the aggregate principal amount of the Advances outstanding at such time and (ii) the aggregate Available Amount of all Letters of Credit outstanding at such time, or, if no such principal amount and no Letters of Credit are outstanding at such time, Lenders holding greater than 51% of the Revolving Credit Commitments; provided, however, that if any Lender shall be a
                               --------   -------
Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, and (ii) the Revolving Credit Commitment of such Lender at such time. For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank, Letter of Credit Advances owing to the Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments.

     "Response"  shall  have the  meaning  as set  forth in  CERCLA at 42 U.S.C.
Section 9601(25) and/or any other applicable Environmental Laws.

     "Responsible Officer" means, in the case of any Loan Party, the chief executive officer, chief financial officer or the treasurer of such Loan Party.

     "Revolving Credit Advance" has the meaning specified in Sections 2.01(a) and 2.01(b).

     "Revolving Credit Availability" means the amount (if any) by which, at any time, the Revolving Credit Facility exceeds the aggregate amount of the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time.

     "Revolving Credit Borrowing" means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by the Revolving Credit Lenders.

     "Revolving Credit Commitment" means, with respect to any Revolving Credit Lender at any time, the amount set forth opposite such Lender's name on
Schedule I hereto under the caption  "Revolving  Credit  Commitment" or, if such
----------
Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to
Section 8.07(d) as such Lender's "Revolving Credit Commitment," as such amount may be reduced at or prior to such time pursuant to Sections 2.05 (a) or (b). The initial aggregate amount of the Lenders' Revolving Credit Commitments is $65,000,000. Notwithstanding the foregoing, upon the satisfaction of the conditions set forth in Section 2.05(c), the Revolving Credit Commitment shall increase to $80,000,000 and, with respect to any Revolving Credit Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto
                                                              ----------
under the caption "Revolving Credit Commitment (as increased)" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to
Section 8.07(d) as such Lender's "Revolving Credit Commitment (as increased)", as such amount may be reduced at or prior to such time pursuant to Sections 2.05(a)and/or (b).

     "Revolving Credit Facility" means, at any time, the aggregate amount of the Revolving Credit Lenders' Revolving Credit Commitments at such time.

     "Revolving Credit Increase" means the increase in the Revolving Credit Facility in the amount of $15,000,000.

     "Revolving Credit Lender" means any Lender that has a Revolving Credit Commitment.

     "Revolving Credit Note" means a promissory note of the Borrower payable to the order of any Revolving Credit Lender, in substantially the form of Exhibit B
                                                                       ---------
hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Credit Advances made by such Lender, as each may hereafter be amended, restated, supplemented, replaced or otherwise modified from time to time.

     "Revolving Credit Termination Date" means the earlier of (x) the fifth anniversary of the Initial Funding Date and (y) the Termination Date.

     "Secured Obligations" has the meaning of the term "Obligations" as specified in the Security Agreement.

     "Secured Parties" means the Administrative Agent, the Lender Parties, and the Hedge Banks and the other Persons whose Obligations are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

     "Security Agreement" has the meaning specified in Section 3.02(l)(i).

     "Senior Debt" means, as at any date of determination thereof, the aggregate outstanding principal balance of (a) all Revolving Credit Advances and Swing Line Advances, (b) all Debt of the Borrower and its Subsidiaries, if any, secured by purchase money security interests, conditional sale arrangements or other similar security interests, (c) obligations of the Borrower and its Subsidiaries, if any, with respect to Capitalized Leases and (d) other Debt of the Borrower and its Subsidiaries, if any, which is not subordinated to other debt in the priority of payment.

     "Single  Employer  Plan"  means a  single  employer  plan,  as  defined  in
Section 4001(a)(15) of ERISA, that (i) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (ii) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

     "Solvent" and "Solvency" mean, that on a particular date (a) with respect to any Person (other than a Person subject to clause (b) below) on such date,
(i) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's assets would constitute an unreasonably small capital; and (b) with respect to any Person incorporated in England, on such date such Person has the ability to pay its debts as and when they fall due and could not be deemed to be insolvent for the purposes of the Insolvency Act 1986 of the United Kingdom. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Standby Letter of Credit" means any Letter of Credit other than a Trade Letter of Credit.

     "Subordinated Issuance" means the issuance or sale by Borrower of any Debt, the Net Cash Proceeds of which equal or exceed $20,000,000, a portion of which shall prepay the Existing Subordinated Debt.

     "Subordinated Debt" means any Debt of the Borrower or any of its Subsidiaries that is subordinated to the Obligations of the Borrower under the Loan Documents on, and that otherwise contains, terms and conditions reasonably satisfactory to the Administrative Agent and Required Lenders.

     "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate (a) of which (or in which) more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) the interest in the capital or profits of such partnership, joint venture or limited liability company or (iii) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries; and (b) with respect to any Person incorporated in England, a subsidiary within the meaning of Section 736 of the Companies Act or, unless the context otherwise requires, a subsidiary undertaking within the meaning of Section 258 of the Companies Act.

     "Subsidiary Guarantor" means, collectively, each Subsidiary on the Initial Funding Date providing a Subsidiary Guaranty or a Foreign Guaranty and each Subsidiary created or acquired after the Initial Funding Date, which is obligated to provide a Subsidiary Guaranty or a Foreign Guaranty pursuant to
Section 5.01(m)(iii), and, in each case, its respective successors and assigns.

     "Subsidiary Guaranty" has the meaning specified in Section 3.02(k)(vi).

     "Surviving Debt" shall mean the Debt which shall remain outstanding from and after the date hereof.

     "Swing Line Advance" means an advance made by the Swing Line Bank pursuant to Section 2.01(c).

     "Swing Line Advance Outstanding" means the aggregate amount of all Swing Line Advances outstanding as at the close of business on the day immediately preceding each Swing Line Rollover Date.

     "Swing Line Bank" means Fleet.

     "Swing Line Borrowing" means a borrowing consisting of a Swing Line Advance made by the Swing Line Bank.

     "Swing Line Facility" has the meaning specified in Section 2.01(b).

     "Swing Line Note" means a promissory note of the Borrower payable to the order of the Swing Line Bank, in substantially the form of Exhibit C hereto,
                                                              ---------
evidencing the indebtedness of the Borrower to such Swing Line Bank resulting from the Swing Line Advances made by such Swing Line Bank, as it may hereafter, be amended, restated, supplemented, replaced or otherwise modified from time to time.

     "Swing Line Rate" has the meaning specified in Section 2.01(b).

     "Swing Line Rollover Date" means the calendar day Wednesday or, if such Wednesday is not a Business Day, the next succeeding Business Day.

     "Taxes" has the meaning specified in Section 2.12(a).

     "Termination   Date"  means  the  date  of  termination  in  whole  of  the
Commitments pursuant to Section 2.05 or 6.01.

     "Trade Letter of Credit" means any Letter of Credit that is issued for the benefit of a supplier of Inventory to the Borrower or any of its Subsidiaries to effect payment for such Inventory, the conditions to drawing under which include the presentation to the Issuing Bank of negotiable bills of lading, invoices and related documents sufficient, in the judgment of the Issuing Bank, to create a valid and perfected lien on or security interest in such Inventory, bills of lading, invoices and related documents in favor of the Issuing Bank.

     "Total Funded Debt" means, at any date of determination thereof, the aggregate outstanding balance of all Debt of the Borrower and its Subsidiaries (other than (a) Debt arising from Hedge Agreements, (b) guaranties of any such Debt as described in clauses (viii) and (ix) of the definition "Debt" and (c) Debt described in Section 5.02(b)(iii)(F)).

     "Type" refers to the distinction between Advances bearing interest at the Prime Rate and Advances bearing interest at the Eurodollar Rate.

     "Unused Revolving Credit Commitment" means, with respect to any Revolving Credit Lender, at any time, (a) such Lender's Revolving Credit Commitment at such time minus (b) the sum of (1) the aggregate principal amount of all
            -----
Revolving Credit Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (2) such Lender's
                                                          ----
Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time and (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(c) and outstanding at such time.

     "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, including, without limitation, partnership interests and membership interests issued by a limited liability company, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

     "Welfare Plan" means a welfare plan, as defined in Section 3(l) of ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability.

     "Wholly-Owned Subsidiary" means with respect to any Person, any Subsidiary, all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by such Person.

     "Withdrawal Liabilities" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02. COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

     SECTION 1.03. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Sections 4.01(f) and (g) ("GAAP").


                                   ARTICLE II
                              AMOUNTS AND TERMS OF
                     THE ADVANCES AND THE LETTERS OF CREDIT
                     --------------------------------------

     SECTION 2.01.  THE ADVANCES.

          (a)  The  Revolving  Credit  Advances.  Each  Revolving  Credit Lender
               --------------------------------
severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Revolving Credit Advance") to the Borrower from time to time on any Business Day during the period from the Initial Funding Date until the Revolving Credit Termination Date in an amount for each such Advance not to exceed such Lender's Unused Revolving Credit Commitment at such time. Each Revolving Credit Borrowing shall be in an aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof in the case of Prime Rate Advances and in an aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof in the case of Eurodollar Rate Advances (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Swing Line Advances or outstanding Letter of Credit Advances) and shall consist of Revolving Credit Advances made simultaneously by the Revolving Credit Lenders ratably according to their Revolving Credit Commitments. Within the limits of the Unused Revolving Credit Commitments in effect from time to time, the Borrower may borrow, repay and reborrow.

          (b)  The Swing Line Advances.  The Borrower may request the Swing Line
               -----------------------
Bank to make, and the Swing Line Bank shall make, on the terms and conditions hereinafter set forth, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the Initial Funding Date until the Revolving Credit Termination Date in a aggregate amount not to exceed at any time outstanding the lesser of (i)(x) $3,000,000 (the "Swing Line Facility"), minus (y) the aggregate Swing Line Advances outstanding at such time, and (ii) an amount equal to the aggregate of the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. Each Swing Line Advance shall be in integral multiples of $50,000. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowering shall bear interest at the rate established pursuant to the Fee Letter (the "Swing Line Rate"). Within the limits of the Swing Line Facility and within the limits referred to in this Section 2.01(c), the Borrower may borrow and reborrow under this Section 2.01(c) and may repay or prepay the Swing Line Advances at such time prior to the Revolving Credit Termination Date, and in such integral multiples, as the Borrower may elect.

          (c)  Letters of Credit.  The  Issuing Bank  agrees, on  the terms  and
               -----------------
conditions hereinafter set forth, to issue Letters of Credit for the account of the Borrower from time to time on any Business Day during the period from the Initial Funding Date until sixty (60) days before the Revolving Credit Termination Date (A) in an aggregate Available Amount for all Letters of Credit not to exceed at any time the Issuing Bank's Letter of Credit Commitment at such time and (B) in an Available Amount for each such Letter of Credit not to exceed an amount equal to (x) the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time minus (y) the aggregate Swing Line Advances
                                -----
outstanding at such time. No Letter of Credit shall have an expiration date (excluding all rights of the Borrower or the beneficiary to require renewal) later than the earlier of (A) sixty (60) days before the fifth anniversary of the Initial Funding Date, (B) in the case of Standby Letters of Credit, 365 days after the date of issuance thereof and (C) in the case of a Trade Letter of
Credit 180 days after the date of issuance thereof. The foregoing notwithstanding any Standby Letter of Credit may, by its terms, be automatically renewable annually unless such Issuing Bank shall have notified the Borrower (with a copy to the Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit (but in any event at least thirty (30) Business Days prior to the date of automatic renewal) of its election not to renew such Standby Letter of Credit (a "Notice of Termination"); provided that the terms of each Standby Letter of Credit that
                   --------
is automatically renewable annually shall not permit the expiration date (after giving effect to any renewal) of such Standby Letter of Credit in any event to be extended to a date later than sixty (60) days before the Revolving Credit Termination Date. If a Notice of Termination is given by the Issuing Bank pursuant to the immediately preceding sentence, such Standby Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed.

     SECTION 2.02.  MAKING THE ADVANCES.

          (a) Except as otherwise provided in Section 2.03 or, with respect to Swing Line Advances in Section 2.02(b) below, each Borrowing shall be made on notice, given not later than 1:00 p.m. (New York time) on the third Business Day prior to the date of the proposed Borrowing in the case of Eurodollar Rate Advances and on the Business Day prior to the date of the proposed Borrowing in the case of Prime Rate Advances by the Borrower to the Administrative Agent, which shall give to each appropriate Lender same day notice thereof by telex or telecopier. Each such notice of a Borrowing (a "Notice of Borrowing") may be by telephone, confirmed immediately in writing, or telex or telecopier in substantially the form of Exhibit D hereto, specifying therein the requested (i)
                          ---------
date of such Borrowing,  (ii) Facility under which such Borrowing is to be made,
(iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each appropriate Lender shall, (x) before 1:00 p.m. (New York time) on the date of such Borrowing in the case of Eurodollar Rate Advances and (y) before 3:00 p.m. (New York time) on the date of such Borrowing in the case of Prime Rate Advances, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other appropriate Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account; provided, however, that in the case of any Revolving Credit Borrowing, the
--------   -------
Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances and Letter of Credit Advances made by the Swing Line Bank, the Issuing Bank and by any other
Revolving Credit Lender and outstanding on the date of such Revolving Credit Borrowing in accordance with the terms of this Agreement, plus interest accrued
                                                           ----
and unpaid thereon to and as of such date, available to the Swing Line Bank, the Issuing Bank and such other Revolving Credit Lenders for repayment of such Swing Line Advances and Letter of Credit Advances.

          (b) Each Swing Line Borrowing shall be made either (x) on notice, given not later than 1:00 p.m. (New York time) on the Business Day of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Administrative Agent or (y) pursuant to other arrangements, including, by way of example and not of limitation, arrangements for daily repayments and borrowings on each Business Day, which are satisfactory in form and substance to the Swing Line Bank, the Administrative Agent and the Borrower. Each notice of a Swing Line Borrowing pursuant to clause (x) in the immediately preceding sentence (a "Notice of Swing Line Borrowing") shall be by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (i) date of such Borrowing and (ii) amount of such Borrowing. The Swing Line Bank shall make the amount of the Swing Line Advance available to the Administrative Agent at the Administrative Agent's Account, in same day funds. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account. If, and to the extent, any Swing Line Advance shall be outstanding on the date of any Revolving Credit Borrowing, such Swing Line Advance shall first be repaid from the proceeds of such Revolving Credit Borrowing prior to disbursement to the Borrower pursuant to the proviso in Section 2.02(a) above. In addition, (x) the Swing Line Bank may, at any time, in its sole discretion by written notice to the Borrower and the Administrative Agent, demand repayment of its Swing Line Advances or, (y) in the event the Swing Line Advance Outstanding exceeds $1,000,000, on each Swing Line Rollover Date such Swing Line Advance Outstanding shall be automatically rolled over into the Revolving Credit Facility, and in either case the Borrower shall be deemed to have requested a Revolving Credit Advance hereunder comprised entirely of a Prime Rate Advance in the amount of such Swing Line Advances from all the Revolving Credit Lenders based on each such Lender's Pro Rata Share and the Revolving Credit Lenders shall make a Revolving Credit Advance (comprised entirely of a Prime Rate Advance and based on each such Lender's Pro Rata Share) in an amount equal to (i) all outstanding Swing Line Advances as of the date of such demand in the case of clause (x) above or (ii) the Swing Line Advance Outstanding in the case of clause (y) above, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to such Lender's Pro Rata Share thereof, without regard to whether or not the conditions set forth in Section 3.02 have otherwise been satisfied. The proceeds from such Revolving Credit Advance shall be applied directly to the Swing Line Bank to repay the Swing Line Bank for such outstanding Swing Line Advances. The Borrower hereby agrees to each such automatic rollover into the Revolving Credit Facility and to each such Revolving Credit Advance. Each Revolving Credit Lender agrees to each such automatic rollover into the Revolving Credit Facility and to make each such Revolving Credit Advance based on its Pro Rata Share on (i) the Swing Line Rollover Date or such other Business Day on which demand therefor is made by the Swing Line Bank; provided that notice of such demand is given not
                              --------
later than 3:00 P.M. (New York time) on such Business Day, or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. If and to the extent that any Revolving Credit Lender shall not have so made the amount of such Lender's Pro Rata Share of such Revolving Credit Advance available to the Administrative Agent, such Revolving Credit Lender agrees to pay to the Administrative Agent, for the account of the Swing Line Bank, forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Revolving Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the

Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.

          (c)  Anything in subsection (a) above to the contrary notwithstanding,
(i) the Borrower may not select Eurodollar Rate Advances if the obligation of the appropriate Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.09 or Section 2.10, and (ii) Eurodollar Rate Advances may not be outstanding as part of more than ten (10) separate Borrowings.

          (d) Each Notice of Borrowing and Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits as reasonably determined by such Lender), cost or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

          (e) Unless the Administrative Agent shall have received notice from an appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) or (b) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under
Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes.

          (f) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

     SECTION 2.03. ISSUANCE OF AN DRAWINGS AND REIMBURSEMENT UNDER LETTERS OF CREDIT.

          (a)  Request for Issuance.  Each Letter of Credit shall be issued upon
               --------------------
notice, given not later than 1:00 p.m. (New York time) on the fifth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank, which shall give to the Administrative Agent and each Revolving Credit Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") may be by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (i) date of such issuance (which shall be a Business Day),
(ii) Available Amount of such Letter of Credit, (iii) expiration date of such Letter of Credit, (iv) name and address of the beneficiary of such Letter of Credit and (v) form of such Letter of Credit, and shall be accompanied by such customary application and agreement for letter of credit as the Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (as the same now exists or may thereafter be amended, modified, supplemented, extended, renewed, restated or replaced, a "Letter of Credit Agreement"). If the requested form of such Letter of Credit is acceptable to the Issuing Bank, in its reasonable discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower or as otherwise directed by the Borrower in connection with such issuance. In the event and to the extent that the provisions of any such Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

          (b)  Letter of Credit Reports.  The Issuing Bank shall  furnish (i) to
               ------------------------
the Administrative Agent on the first Business Day of each week a written report summarizing issuance and expiration dates of Letters of Credit issued during the previous week and drawings during such week under all Letters of Credit, (ii) to the Administrative Agent, the Borrower and each Revolving Credit Lender on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued during the preceding month and drawings during such month under all Letters of Credit and (iii) to the Administrative Agent, the Borrower and each Revolving Credit Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit.

          (c)  Drawing  and  Reimbursement.  The  Borrower  shall  be  obligated
               ---------------------------
pursuant to each Letter of Credit Agreement to reimburse the Issuing Bank within two (2) Business Days after demand in immediately available funds for drafts drawn under any Letter of Credit. If any drawing is not so reimbursed, then the payment by the Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Letter of Credit Advance which shall be a Prime Rate Advance (retroactive to the date of the demand), in the amount of such draft. The Borrower, the Administrative Agent and each Revolving Credit Lender hereby acknowledge and agree that Letter of Credit Advances may be made, or deemed made, by the Issuing Bank in respect of any Letter of Credit and to participate in all Letter of Credit Advances made hereunder as provided herein. Upon written demand by the Issuing Bank, with a copy of such demand to the Administrative Agent, each Revolving Credit Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each such Revolving Credit Lender, such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available (for the account of its Applicable Lending Office) to the Administrative Agent (for the account of the Issuing Bank), by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to the Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Revolving Credit Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank; provided
                                                                        --------
that notice of such demand is given not later than 1:00 p.m. (New York time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Issuing Bank to any other Revolving Credit Lender of a portion of a Letter of Credit Advance, the Issuing Bank represents and warrants to such other Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Revolving Credit Lender shall not have so made its pro rata share of the amount of such Letter of Credit Advance available to the Administrative Agent, such Revolving Credit Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

          (d)  Failure to Make  Letter of Credit  Advances.  The  failure of any
               -------------------------------------------
Lender to make any Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.

     SECTION 2.04.  REPAYMENT OF ADVANCES.

          (a)  Revolving   Credit   Advances.   The  Borrower   shall  repay  to
               -----------------------------
the Administrative Agent for the ratable account of the Revolving Credit Lenders on the Revolving Credit Termination Date the aggregate outstanding principal amount of the Revolving Credit Advances then outstanding.

          (b)  Swing  Line  Advances.  The   Borrower   shall   repay   to   the
               ---------------------
Administrative Agent for the account of the Swing Line Bank that has made a Swing Line Advance the outstanding principal amount of each Swing Line Advance made by such Swing Line Bank in accordance with Section 2.02(b), but in any event no later than the Revolving Credit Termination Date.

          (c)  Letter of Credit Advances.
               -------------------------

               (i) The Borrower shall repay to the Administrative Agent for the account of the Issuing Bank and each other Revolving Credit Lender that has made a Letter of Credit Advance on the earlier of demand and the Revolving Credit Termination Date the outstanding principal amount of each Letter of Credit Advance made by each of them.

               (ii) The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

                      (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating to any of the foregoing (as the same now exists or may hereinafter be amended, modified, supplemented, extended, renewed, restated or replaced, all of the foregoing being, collectively, the "L/C Related Documents");

                      (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                      (C) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

                      (D) any statement or any other document presented under a Letter of Credit should prove to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or

                      (E) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any Subsidiary Guaranty, Foreign Guaranty or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents.

     SECTION 2.05. TERMINATION OR REDUCTION OF THE COMMITMENTS; INCREASE IN THE COMMITMENTS.

          (a)  Optional  Termination  or  Reduction  of  the  Commitments.   The
               ----------------------------------------------------------
Borrower may, upon at least three (3) Business Days' notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of each of the Unused Revolving Credit Commitments and/or the Letter of Credit Facility; provided, however, that each
                                                   --------   -------
partial reduction of a Facility (i) shall be in an aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof, and (ii) shall be made ratably among the appropriate Lenders in accordance with their Commitments with respect to such Facility.

          (b)  Mandatory Termination or Reduction of the Commitments.
               -----------------------------------------------------

               (i) The Revolving Credit Facility shall be automatically and permanently reduced on each of the following dates (or on the next Business Day, if any such date is not a Business Day) in the amounts set forth below:


                       Amount (if prior to            Amount (if after
Date                   Revolving Credit Increase)     Revolving Credit Increase)
----                   --------------------------     --------------------------
August 12, 2001        $1,250,000                     $1,250,000
November 12, 2001      $1,250,000                     $1,250,000
February 12, 2002      $1,250,000                     $1,250,000
May 12, 2002           $1,250,000                     $1,250,000
August 12, 2002        $1,250,000                     $2,500,000
November 12, 2002      $1,250,000                     $2,500,000
February 12, 2003      $1,250,000                     $2,500,000
May 12, 2003           $1,250,000                     $2,500,000
August 12, 2003        $3,750,000                     $3,750,000
November 12, 2003      $3,750,000                     $3,750,000
February 12, 2004      $3,750,000                     $3,750,000
May 12, 2004           $3,750,000                     $3,750,000

provided that each such reduction of the Revolving Credit Facility shall be made
--------
ratably among the Revolving Credit Lenders in accordance with the Revolving Credit Commitments.

               (ii) The Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Letter of Credit Facility exceeds the Revolving Credit Facility after giving effect to such reduction of the Revolving Credit Facility.

     With respect to Asset Dispositions under Section 2.06(b), the Revolving Credit Facility shall be automatically and permanently reduced on each date on which prepayment thereof is required to be made pursuant to Section 2.06(b) in an amount equal to the applicable prepayment, provided that each such reduction of the Revolving Credit Facility shall be made ratably among the Revolving Credit Lenders in accordance with their Revolving Credit Commitments, provided,
                                                                       --------
further that no such  permanent  reduction  shall be made, if within one hundred
-------
eighty (180) days after the closing of same, the Net Cash Proceeds of any Asset Disposition is expended to make a Permitted Acquisition or to purchase capital assets to be used by Borrower or any Subsidiary in its existing business; provided, further, that if the Net Cash Proceeds of any Asset Disposition causes
--------  -------
the aggregate Net Cash Proceeds of all Asset Dispositions in any Fiscal Year to exceed $10,000,000, the Net Cash Proceeds from such disposition and any additional Asset Dispositions in such Fiscal Year shall be used to prepay and permanently reduce the Revolving Credit Facility as provided above.

          (c)  Increase in the Commitment.  Without any  action  by any  Person,
               --------------------------
the Revolving Credit Increase shall occur upon the satisfaction of the following conditions:

               (i) the receipt by the Administrative Agent of true, correct and complete copies of the executed agreements, documents and/or instruments relating to the Subordinated Issuance, in form and substance satisfactory to the Administrative Agent;

               (ii) the receipt by the Administrative Agent of evidence of the receipt by the Borrower of the Net Cash Proceeds of the Subordinated Issuance, in form and substance satisfactory to the Administrative Agent;

               (iii) the receipt by the Administrative Agent of evidence of the payment in full of the Existing Subordinated Debt, in form and substance satisfactory to the Administrative Agent;

               (iv) the receipt by the Administrative Agent of the written request by the Borrower for an increase in the Revolving Credit Facility in the amount of $15,000,000 pursuant to this Section 2.05(c);

               (v) a subordination agreement with the lender or lenders of the Subordinated Issuance in form and substance satisfactory for the Administrative Agent which shall include, without limitation, a maturity date occurring after the fifth anniversary of the Initial Funding Date;

               (vi) the receipt by the Administrative Agent of any other agreements, documents and/or instruments reasonably requested by the Administrative Agent in connection with the purposes of this Section 2.05(c), including, without limitation, amended and restated Revolving Credit Notes, in form and substance satisfactory to the Administrative Agent;

               (vii) the passing of sixty (60) days following satisfaction of the last of the foregoing conditions set forth in this Section 2.05(c); and

               (viii) no Default or Event of Default shall exist on the date on which the Revolving Credit Increase would occur if not for the existence of this condition.

     SECTION 2.06.  PREPAYMENTS AND REPAYMENTS.

          (a)  Optional.  The  Borrower may,  upon  at least  three (3) Business
               --------
Days' notice in the case of Eurodollar Advances and same day notice in the case of Prime Rate Advances to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment or repayment, as the case may be, and if such notice is given, the Borrower shall, without premium or penalty, prepay or repay, as the case may be, the outstanding aggregate principal amount of the Advances, in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid or repaid, as the case may be; provided, however, that (i) each partial prepayment or repayment, as the case may be, shall be in an aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof and (ii) if any prepayment or repayment, as the case may be, of a Eurodollar Rate Advance shall be made on a day other than on the last day of an Interest Period therefor, the Borrower shall, together with such prepayment or repayment, as the case may be, pay any Eurodollar Rate breakage costs as provided in Section 8.04(c). Each prepayment or repayment, as the case may be, made pursuant to this
Section 2.06(a) shall be applied in accordance with the Borrower's direction.

          (b)  Mandatory.  With  respect to  (i) any  sale,  lease,  transfer or
               ---------
other disposition of any property or asset of the Borrower or any of its Subsidiaries (other than any sale, lease, transfer or other disposition of any such property or asset as set forth in Sections 5.02(d)(i) and (d)(iii) (each an "Asset Disposition", and collectively, "Asset Dispositions")), (ii) any Equity Issuance, (iii) any Debt Issuance, (iv) any Extraordinary Receipt, or (v) any Excess Cash Flow, the Borrower shall, (w) within fifteen (15) days after receipt by the Borrower or any of its Subsidiaries of the Net Cash Proceeds from such Asset Disposition or Extraordinary Receipt, as the case may be, or, (x) with respect to an Equity Issuance, within two (2) Business Days after the requirement set forth in clause (e) of the definition of "Equity Issuance" pertaining to the application thereof to the applicable Permitted Acquisition Purchase Price has not been met, or (y) with respect to any Debt Issuance, within two (2) Business Days of receipt by the Borrower of the Net Cash Proceeds therefrom, in any case prepay or repay, as the case may be (without premium or penalty), the then outstanding Advances in an amount equal to (w) one hundred percent (100%) of such Net Cash Proceeds resulting from such Asset Disposition or Extraordinary Receipt, (x) seventy five percent (75%) of such Net Cash Proceeds resulting from such Equity Issuance, (y) one hundred percent (100%) of such Net Cash Proceeds resulting from such Debt Issuance, and (z) if the ratio of Consolidated Senior Debt to Pro Forma EBITDA, as computed in accordance with
Section 5.04(b),  is greater than
or equal to 2.50:1.00, 75%, and if such ratio is less than 2.50:1.00, 50%. Each prepayment or repayment, as the case may be, made pursuant to this
Section 2.06(b) shall be subject to the provisions of Section 8.04(c) and shall be applied as set forth in clause (c) below.

          (c) Application of Prepayments and Repayments. All prepayments or repayments, as the case may be, made pursuant to clause (b) of this Section 2.06 shall be applied to the outstanding Advances as follows:

               (i)     first,  to   prepay  Letter  of   Credit  Advances   then
outstanding until all such Letter of Credit Advances are paid in full; and

               (ii) second, to prepay Revolving Credit Advances then outstanding (whereupon the Revolving Credit Facility shall be permanently reduced to the extent set forth in Section 2.05(b)(iii) in the amount of such prepayment) until such Revolving Credit Advances are paid in full; and

               (iii) third, deposited in the L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit then outstanding.

          (d)  Miscellaneous Provisions Relating to Prepayments,  Termination or
               -----------------------------------------------------------------
Reduction of  Commitments  and  Maintenance of L/C Cash Collateral Account.
--------------------------------------------------------------------------

               (i)     To the extent that any application provided for in clause
(c) of this Section 2.06 allocable to Eurodollar Rate Advances shall occur on other than the last day of an applicable Interest Period, the Borrower shall be required to pay the amounts provided for in Section 8.04(c) hereof.

               (ii) Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the Issuing

Bank or the Revolving Credit Lenders, as applicable. Upon the termination of all of the Commitments and the payment in full of all Obligations, the termination or expiration of all Letters of Credit and the payment in full of all Obligations in respect of all Letters of Credit, then all amounts remaining on deposit in the L/C Cash Collateral Account shall be returned to the Borrower.

               (iii) The amount remaining (if any) after the required prepayment of the Advances then outstanding and the 100% cash collateralization of the aggregate Available Amount of Letters of Credit then outstanding in accordance with clause (c) of this Section 2.06 (the sum of such prepayment amounts and cash collateralization amounts being referred to herein as the "Reduction Amount") may be retained by the Borrower.

               (iv) The Borrower shall, within fifteen (15) days following the end of each month in each Fiscal Year, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such day.

               (v) At any time that the aggregate amount of Revolving Credit Advances outstanding exceeds the Revolving Credit Availability, the Borrower shall immediately repay Revolving Credit Advances to the extent necessary to reduce the principal balance of Revolving Credit Advances to an amount equal to or less than the Revolving Credit Availability.

               (vi)    The  provisions  of  this  Section  2.06   shall  not  be
construed to permit any Equity Issuance, Debt Issuance or Asset Disposition otherwise prohibited under the terms of this Agreement.

     SECTION 2.07.  INTEREST.


          (a)  Scheduled    Interest.   The   Borrower   shall   pay   to    the
               ---------------------
Administrative Agent, for the benefit of the Lenders, interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

               (i)     Prime  Rate  Advances.   During   such  periods  as  such
                       ---------------------
Advance is a Prime Rate Advance, a rate per annum equal at all times to the sum of (x) the Prime Rate in effect from time to time plus (y) the Applicable Margin for such Advance in effect from time to time, payable in arrears quarterly on the last day of each calendar quarter during such periods and on the date such Prime Rate Advance shall be Converted or paid in full. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.

               (ii)    Eurodollar  Rate  Advances.  During  such periods as such
                       --------------------------
Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Advance plus (y) the Applicable Margin for such
                                       ----
Advance in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

               (iii)   Swing Line Advances.  During such periods as such Advance
                       -------------------
is a Swing Line Advance, a rate per annum equal at all times to the Swing Line Rate in effect from time to time, payable in arrears monthly on the last day of each month and on the date such Swing Line Advance shall be rolled over into the Revolving Credit Facility as provided in Section 2.02(b) or paid in full.

          (b)  Default  Interest.  (i) With  respect to any principal  amount of
               -----------------
any Advance not paid when due by the Borrower (whether at the stated maturity, by acceleration or otherwise), the Borrower shall pay interest on such unpaid principal amount, in arrears on the dates referred to in clause (a)(i), (a)(ii) or (a)(iii) above and on demand, at a rate per annum equal at all times to two percent (2%) per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i), (a)(ii) or (a)(iii) above; and with respect to the amount of any interest, fee or other amount payable hereunder not paid when due (whether at the stated maturity, by acceleration or otherwise) the Borrower shall pay interest on such amount to the fullest extent permitted by law from the date such amount shall be due until such amount shall be paid in full, in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to two percent (2%) per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) above, and, in all other cases, on Prime Rate Advances pursuant to clause (a)(i) above.

          (c)  Notice of Interest  Rate.  Promptly  after receipt of a Notice of
               ------------------------
Borrowing pursuant to Section 2.02(a), the Administrative Agent shall give notice to the Borrower and each appropriate Lender of the applicable interest rate determined by the Administrative Agent for purposes of clause (a)(i) or
(ii).

     SECTION 2.08.  FEES.

          (a)  Commitment Fees. The  Borrower  shall pay  to the  Administrative
               ---------------
Agent, for the account of the Lenders, commitment fees on the Unused Revolving Credit Commitment, from the earlier of: (i) Initial Funding Date in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender, and (ii) 90 days after the date hereof, until the Revolving Credit Termination Date payable in arrears quarterly on the last Business Day of each March, June, September, and December, commencing on the first of such dates after the Initial Funding Date, and on the Revolving Credit Termination Date at the applicable percent per annum set forth in the Unused

Commitment Fee Table set forth below, determined in the same manner as are the Applicable Margins for the Facilities, by reference to the ratio of Consolidated Total Funded Debt to Pro Forma EBITDA for the four full fiscal quarters preceding such determination. For purposes of this clause (a), Swing Line Advances shall not constitute utilization of the Revolving Credit Commitments of the Revolving Credit Lenders.

     Notwithstanding the foregoing, for the first six (6) months after the Initial Funding Date, the rate per annum on the average daily Unused Revolving Credit Commitment of each Lender shall be equal to 0.500%.

                           UNUSED COMMITMENT FEE TABLE
                           ---------------------------


        Consolidated Total Funded
        Debt to Pro Forma EBITDA                                Percentage
        ------------------------                                ----------

        Equal to or greater than 3.00 to 1.00                     .500%

        Equal to or greater than 3.00 to 1.00
        but less than 3.00 to 1.00                                .500%

        Equal to or greater than 2.00 to 1 .00,
        but less than 3.00 to 1.00                                .500%

        Equal to or greater than 2.50 to 1 .00,
        but less than 3.00 to 1.00                                .500%

        Less than 2.00 to 1.00                                    .375%

          (b)  Letter of Credit Fees.
               ---------------------

               (i) The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender a commission, payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing on the first of such dates after the Initial Funding Date, and on the Revolving Credit Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at the rate per annum equal to the Applicable Margin then in effect for Eurodollar Rate Advances under the Revolving Credit Facility.

               (ii) In addition to the foregoing fees described in Section 2.08(b)(i) above, the Borrower shall pay to the Issuing Bank, for its own account, (x) on the Available Amount of each Letter of Credit, a fronting fee, for the period from the date of issuance of such Letter of Credit to and including the termination thereof, computed at the rate of one quarter of one percent (1/4%) per annum, payable in arrears quarterly on the last Business Day of each March, June, September and December of each year and on the date of termination thereof and (y) transfer fees and other customary fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and the Issuing Bank shall agree.

          (c)  Administrative  Agent's Fees.  The  Borrower  shall  pay  to  the
               ----------------------------
Administrative Agent for its own account such fees as may from time to time be agreed between the Borrower and the Administrative Agent, including, without limitation, the fees specified in that certain letter agreement dated April 15, 1999, between Borrower and Fleet (as such letter agreement may be amended, supplemented or otherwise modified from time to time, the "Fee Letter") and due under and pursuant to such Fee Letter.

     SECTION 2.09.  CONVERSION OF ADVANCES.

          (a)  Optional.  The  Borrower  may  on any  Business Day,  upon notice
               --------
given to the Administrative Agent not later than 1:00 p.m. (New York time) on the third Business Day prior to the date of the proposed Conversion to Eurodollar Rate Advances and by 1:00 p.m. on the Business Day prior to the proposed Conversion to Prime Rate Advances and subject to the provisions of Sections 2.07 and 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided,
                                                                       --------
however,  that any  Conversion  of  Eurodollar  Rate  Advances  into  Prime Rate
-------
Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, no Conversion of any Advances shall be less than the minimum amount applicable under Section 2.01(a) or (b) or result in more separate Borrowings than permitted under Section 2.02(c) and each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made ratably among the appropriate Lenders in accordance with their Commitments under such Facility. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.

          (b)  Mandatory.
               ---------

               (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $500,000, such Advances shall automatically Convert into Prime Rate Advances on the last day of the Interest Period relating thereto.

               (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the appropriate Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Advance.

               (iii) Upon the occurrence and during the continuance of any Event of Default and the acceleration of the Notes, interest thereon and other amounts payable by the Borrower under this Agreement and the other Loan
Documents pursuant to Article VI, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

     SECTION 2.10.  INCREASED COSTS, ETC.

          (a) If, after the date hereof, due to (i) the introduction of any change in reserve requirements included in the Eurodollar Rate Reserve Percentage, any change in the interpretation of, or any change in, any law or regulation, or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law made after the date hereof), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances (excluding for purposes of this Section 2.10 any such increased costs resulting from (x) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (y) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost; provided, however, that a Lender Party claiming additional
                     --------   -------
amounts under this Section 2.10(a) agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If, after the date hereof, due to (i) the introduction of any change in the interpretation of, or any change in, any law or regulation, or
(ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law made after the date hereof), there shall be any increase in the amount of capital required or reasonably expected to be maintained by any Lender Party or any corporation controlling such Lender Party as a result of or based upon the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder or the issuance or maintenance of the Letters of Credit, then, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party or such corporation in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder or to the issuance or maintenance of any Letters of Credit. A certificate as to such amounts submitted to the Borrower by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

          (c) If, with respect to any Eurodollar Rate Advances under any Facility, Lenders owed greater than 50% of the then aggregate unpaid principal amount thereof notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the appropriate Lenders, whereupon (i) each such Eurodollar Rate Advance under any Facility will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime

Rate Advance and (ii) the obligation of the appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

          (d) Notwithstanding any other provision of this Agreement, if, after the date hereof, the introduction of any change in, or any change in the interpretation of, any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) that portion of each Eurodollar Rate Advance made by such Lender under each Facility under which such Lender has a Commitment will automatically, upon such demand, Convert into a Prime Rate Advance and (ii) the obligation of such Lender to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided,
                                                                       --------
however,  that  before  making  any  such  demand,  such  Lender  agrees  to use
-------
reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

     SECTION 2.11.  PAYMENTS AND COMPUTATIONS.

          (a) The Borrower shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.13), not later than 1:00 p.m. (New York time) on the day when due in lawful money of the United States to the Administrative Agent at the Administrative Agent's Account in immediately available funds.

The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 8.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances, the Facility or other amount to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each Lender Party ratably in accordance with such Lender Party's proportionate share of the principal amount of all outstanding Advances and the Available Amount of all Letters of Credit then outstanding in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender Party, and for application to such Obligation, as the Administrative Agent shall direct.

          (c) The Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender Party any amount so due.

          (d) With the exception of the calculation of interest with respect to the Fleet Base Rate which shall be calculated by the Administrative Agent on the basis of a year of 365 or 366 days for the actual number of days occurring in the period for which such interest is payable all computations of interest, fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (e) Whenever any payment hereunder or under any Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of
             --------   -------
interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (f) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.

     SECTION 2.12.  TAXES.

          (a) Any and all payments by the Borrower hereunder or under the Notes shall be made in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and the Administrative Agent, net income taxes that are imposed by the United States and net income taxes (or franchise taxes imposed in lieu thereof) that are imposed on such Lender Party or the Administrative Agent by the local, state or foreign jurisdiction under the laws of which such Lender Party or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender Party, net income taxes (or franchise taxes imposed in lieu thereof) that are imposed on such Lender Party by the local, state or foreign jurisdiction of such Lender Party's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Eligible Assignee, any Lender Party or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

          (c) The Borrower shall indemnify each Lender Party and the Administrative Agent for the full amount of Taxes and Other Taxes, and for the full amount of taxes imposed by any jurisdiction on amounts payable under this
Section 2.12, imposed on or paid by such Lender Party or the Administrative Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, except with respect to any Lender Party or the Administrative Agent, as the case may be, for such a liability arising from such Lender Party's or the Administrative Agent's, as the case may be, willful misconduct or gross negligence. This indemnification shall be made within thirty (30) days from the date such Lender Party or the Administrative Agent, as the case may be, makes written demand specifying in reasonable detail the basis therefor.

          (d) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 8.02, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder or under the Notes by or on behalf of the Borrower through an account or branch outside the United States or by or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

          (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, (i) on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it became a Lender Party in the case of each other Lender Party, and (ii) from time to time thereafter as requested in writing by the Borrower or the Administrative Agent (except to the extent such Lender Party is unable to do so by reason of a change in the Code, any applicable tax treaty, or any official interpretation of either occurring after the Lender Party became such under this Agreement (a "Change in Law"), provide each of the Administrative Agent and the Borrower with two (2) original Internal Revenue Service Form 1001 or 4224, as appropriate, and two (2) original Forms W-8 or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment
                       --------  -------
and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection
(a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form 1001 or 4224, that a Lender Party reasonably considers to be confidential, such Lender Party shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

          (f)  For any  period with respect to which a Lender Party described in
Section 2.12(e) has failed to provide the Borrower with the appropriate form described in Section 2.12(e) (other than if such failure is due to a Change in Law occurring after the date on which a form originally was required to be provided), such Lender Party shall not be entitled to indemnification under Sections 2.12(a) or (c) with respect to Taxes imposed by the United States by reason of such failure.

          (g) Any Lender Party claiming any additional amounts payable pursuant to this Section 2.12 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

     SECTION 2.13. SHARING OF PAYMENTS, ETC. If any Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (i) on account of Obligations due and payable to such Lender Party hereunder or under the Notes at such time in excess of its ratable share (according to the proportion of (x) the amount of such Obligations due and payable to such Lender Party at such time to (y) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder or under the Notes at such time obtained by all the Lender Parties at such time or (ii) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (x) the amount of such Obligations owing to such Lender Party at such time to (y) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is
--------   -------
thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and each such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's ratable share (according to the proportion of (x) the purchase price paid to such Lender Party to (y) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (x) the amount of such other Lender Party's required repayment to (y) the total amount of such required repayments to the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this
Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such participation.

     SECTION 2.14. USE OF PROCEEDS. The proceeds of the Advances and issuances of Letters of Credit shall be available, and the Borrower shall use such proceeds and Letters of Credit solely for the following purposes:

          (a) to refinance or prepay all outstanding Debt of the Borrower and its Subsidiaries under the Existing Credit Facility and the outstanding Debt of the Foreign Subsidiaries as listed on Schedule 2.14(a) attached hereto.
                                      ----------------

          (b) to finance Permitted Acquisitions, to pay fees and expenses relating to the financing set forth in this Agreement and the other Loan Documents, and to provide for working capital and other general corporate purposes of the Borrower and its Subsidiaries.

     SECTION 2.15.  DEFAULTING LENDERS.

          (a) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the obligation of the Borrower to make such payment to or for the account of such

Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, the Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01. Such Advance shall be a Prime Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). The Borrower shall notify the Administrative Agent at any time the Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (i) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (ii) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.15.

          (b) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Administrative Agent or any of the other Lender Parties and (iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lender Parties and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents, payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Lender Parties and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent and the other Lender Parties, in the following order of priority:

               (i) first, to the Administrative Agent for any Defaulted Amount then owing to the Administrative Agent; and

               (ii) second, to the Lender Parties for any Defaulted Amounts then owing to such Lender Parties, ratably in accordance with such respective Defaulted Amounts then owing to such Lender Parties.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.15.

          (c) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, the Administrative Agent or any other Lender Party shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower or such other Lender Party shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with Fleet, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be Fleet's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection
(c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent or any other Lender Party, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

               (i) first, to the Administrative Agent for any amount then due and payable by such Defaulting Lender to the Administrative Agent hereunder;

               (ii) second, to the Lender Parties for any amount then due and payable by such Defaulting Lender to such Lender Parties hereunder, ratably in accordance with such respective amounts then due and payable to such Lender Parties; and

               (iii) third, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.

In the event that any Lender Party that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender Party shall be distributed by the Administrative Agent to such Lender Party and applied by such Lender Party to the Obligations owing to such Lender Party at such time under this Agreement and the other Loan Documents in such manner as the Administrative Agent shall reasonably direct.

          (d)  The rights and remedies against a  Defaulting  Lender  under this
Section 2.15 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and that the Administrative Agent or any Lender Party may have against such Defaulting Lender with respect to any Defaulted Amount.

     SECTION 2.16. REGULATION U. Each Lender Party shall be responsible for its compliance hereunder with Regulation U, if and as applicable, and the Administrative Agent shall have no responsibility with respect to any such compliance by any Lender Party.

                                   ARTICLE III
                              CONDITIONS OF LENDING
                              ---------------------

     SECTION 3.01. CONDITIONS PRECEDENT TO THE INITIAL FUNDING DATE. The obligation of each Lender to make its Initial Extension of Credit hereunder and the effectiveness of this Agreement is subject to the condition that the Administrative Agent shall have received each of the following, each in form and substance satisfactory to the Administrative Agent, and in sufficient copies for each Lender:

          (a)  Credit Agreement.  This Agreement, which shall have been executed
               ----------------
by each party hereto.

          (b)  Resolutions; Incumbency.  With  respect to each  of the  Borrower
               -----------------------
and each of the Subsidiaries:

               (i) copies of the resolutions of the board of directors of such Person authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and the transactions contemplated hereby and thereby, certified by the Secretary or an Assistant Secretary of such Person; and

               (ii) a certificate of the Secretary or Assistant Secretary of such Person certifying the names, titles and true signatures of the officers of such Person authorized to execute, deliver and perform, as applicable, the Loan Documents to be delivered by it hereunder.

          (c)  Organization Documents; Good Standing.  With respect  to each  of
               -------------------------------------
the Borrower and each of the Subsidiaries:

               (i) the articles or certificate of incorporation, memorandum and articles of association, and bylaws of such Person as then in effect, certified by the Secretary or Assistant Secretary of such Person; and

               (ii) a good standing certificate for such Person from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where such Person is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile.

          (d)  Legal Opinions.  Opinions addressed to the  Administrative  Agent
               --------------
and the Lenders, dated as of the Initial Funding Date, of (i) Buchanan Ingersoll Professional Corporation, counsel to the Borrower; and (ii) Wilde Sapte, special English counsel to the Borrower, in each case, in form and substance satisfactory to the Administrative Agent.

          (e)  Certificate.  A  certificate signed by a  Responsible Officer  of
               -----------
the Borrower, stating that:

               (i) the representations and warranties contained in Article IV are true and correct;

               (ii)    no Default or Event of Default exists;

               (iii) no event of default or any event that would constitute an event of default but for the requirement that notice be given at time elapse or both, exists under the Existing Credit Facility; and

               (iv) there has not occurred since February 28, 1999, with respect to the Borrower and its Subsidiaries, any event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (f)  Pro Forma Balance Sheet; Projections; and Financials.
               ----------------------------------------------------

               (i) A pro forma consolidated balance sheet of the Borrower and its Subsidiaries (based on the interim financial statements of the Borrower as of February 28, 1999, together with a compliance certificate executed by a Responsible Officer, demonstrating compliance by the Borrower with Section 5.04 as of the Initial Funding Date, which pro forma balance sheet and compliance certificate shall be in form and substance satisfactory to the Administrative Agent; and

               (ii) Projections for the period commencing in August 31, 1998, and concluding on the date five years thereafter in form and substance acceptable to the Administrative Agent.

          (g)  Solvency  Certificates.  The  Borrower  shall  have  delivered  a
               ----------------------
written certificate of a Responsible Officer of the Borrower, in form and substance satisfactory to the Administrative Agent with respect to the solvency of the Borrower and each of the Subsidiaries.

          (h)  [Intentionally Omitted]

          (i)  Notes.  The Notes in the form of Exhibit B and Exhibit C, payable
               -----                            ---------     ---------
to the order of the applicable Lender Parties duly executed by the Borrower.

          (j)  Lender  Release  Letters.  A fully executed,  valid  and  binding
               ------------------------
bank release letter, or other customary evidence of satisfaction acceptable to the Administrative Agent, delivered by each lender to the Borrower and each of its Subsidiaries (which must include the lenders under Existing Credit Facility) being repaid on the Initial Funding Date stating that the total amount due under any credit and loan documents or agreements with such lenders, as the case may be, howsoever due and owing (whether as principal, interest or premium) shall be satisfied (and such agreements terminated) upon payment of an amount certain, together with such lien releases and other customary payoff documentation as the Administrative Agent shall reasonably require.

          (k)  Collateral Documents.
               --------------------

               (i) A security agreement duly executed by the Borrower, in form and substance satisfactory to the Administrative Agent, granting to the Administrative Agent, for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, a first priority security interest (subject only to Permitted Liens) in the Collateral described therein (together with each security agreement duly executed and delivered by the Domestic Subsidiaries, in form and substance satisfactory to the Administrative Agent, granting to the Administrative Agent, for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, a first priority security interest (subject only to Permitted Liens) in the Collateral described therein, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, a "Security Agreement"), together with:

                    (A) proper, duly executed financing statements under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority Liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement;

                    (B)  completed   requests   for   information   listing  all
effective financing statements filed that name the Borrower or any Domestic Subsidiary as debtor, together with copies of such financing statements; and

                    (C) evidence of the insurance required by the terms of the Security Agreement.

               (ii) A pledge agreement duly executed by the Borrower, in form and substance satisfactory to the Administrative Agent, granting to the Administrative Agent, for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, a first priority security interest (subject only to Permitted Liens) in the Collateral described therein (together with each pledge agreement duly executed and delivered by any Domestic Subsidiary which is the parent company of another Domestic Subsidiary, in form and substance satisfactory to the Administrative Agent, granting to the Administrative Agent, for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, a first priority security interest (subject only to Permitted Liens) in the Collateral described therein, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, a "Pledge Agreement"), together with certificates representing the Pledged Securities referred to in the Pledge Agreement, accompanied by undated stock powers executed in blank and irrevocable proxies.

               (iii) agreements with respect to the Collateral Agreement of acquisition agreements with respect to prior acquisitions (each an "Acquisition Rights Agreement", and, collectively "Acquisition Rights Assignments"), by sellers of assets and capital stock to the Borrower and its Subsidiaries in favor of the Administrative Agent, for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, in each case, in form and substance satisfactory to the Administrative Agent;

               (iv) intellectual property security agreements in form and substance reasonably acceptable to the Administrative Agent;

               (v) all consents, waivers, acknowledgments and other agreements from third persons, which the Administrative Agent may deem necessary or desirable in order to permit, protect and perfect its security interest for and liens upon the Collateral (for itself and ratably for the benefit of the Lender Parties and the Hedge Banks) or to effectuate the provisions or purposes of this Agreement and the other Loan documents, including, without limitation acknowledgments by lessors, mortgagees and warehousemen of the Administrative Agent's security interests in the Collateral, for itself, and ratably for the benefit of Lender Parties and the Hedge Banks, waivers by such persons of any security interests, liens or other claims by such person to the Collateral and agreements permitting the Administrative Agent's access to, and the right to remain on, the premises to exercise its and their rights and remedies and otherwise deal with the Collateral.

               (vi) (A) A guaranty in form and substance satisfactory to the Administrative Agent, duly executed by each Domestic Subsidiary of the Borrower (as hereafter amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Subsidiary Guaranty"); and

                    (B) A guaranty in form and substance satisfactory to the Administrative Agent, duly executed by each Foreign Subsidiary of the Borrower (as hereafter amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Foreign Guaranty").

               (vii) Evidence that all other actions necessary or, in the reasonable opinion of the Administrative Agent, customary to perfect and protect the first priority Lien created by the Collateral Documents has been taken.

          (l)  Payment  of  Fees.  Evidence of  payment by the  Borrower of  all
               -----------------
accrued and unpaid fees, costs and expenses to the extent then due and payable on the Initial Funding Date, including any such costs, fees and expenses arising under or referenced in Sections 2.08 and 8.04, and the fees and expenses of counsel for the Administrative Agent.

          (m)  Post-Closing  Letter Agreement.  A letter  agreement with respect
               ------------------------------
to certain items to be delivered  post-closing,  including,  without limitation,
(i) evidence of and collateral assignment of life insurance policy in favor of the Borrower with respect to the life of William Dye, together with an associated life insurance questionnaire, in form and substance satisfactory to the Administrative Agent; and (ii) at the discretion of the Administrative
Agent, with respect to the premises of the Borrower located at 229 West 28th Street, New York, New York, including, without limitation, (A) a leasehold mortgage, (B) a Phase I environmental audit, (C) a valid and effective title insurance policy; all in form and substance satisfactory to the Administrative Agent.

          (n)  Other  Documents.  Such   other  customary  approvals,  opinions,
               ----------------
documents or materials as in the Administrative Agent may reasonably request.

     SECTION 3.02. CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. The obligation of each Lender to make an Advance (including its initial Advance) and the obligation of the Issuing Bank to issue a Letter of Credit (including the initial issuance thereof) or renew a Letter of Credit and the right of the Borrower to request the issuance or renewal of a Letter of Credit, shall each be subject to the further conditions precedent that on the date of each such Borrowing or issuance or renewal:

          (a)  Notice,   Application;   Continuation  of   Representations   and
               -----------------------------------------------------------------
Warranties.  The following statements shall be true and the Administrative Agent
----------
shall have received (except in the case of the Letter of Credit Advance made by the Issuing Bank or a Revolving Credit Lender pursuant to Section 2.03(c) and a Swing Line Advance made by a Swing Line Bank pursuant to Section 2.02(b)) a certificate signed by a duly authorized officer of the Borrower, dated the date of such Borrowing or issuance or renewal, stating that (and each of the giving of the applicable Notice of Borrowing, Notice of Swing Line Borrowing or Notice of Issuance and the acceptance by the Borrower of the proceeds of a Borrowing or of a Letter of Credit or the renewal of a Letter of Credit, shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing or issuance or renewal such statements are true):

               (i) the representations and warranties contained in each Loan Document are correct in all material respects on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), before and after giving effect to such Borrowing or issuance or renewal and to the application of the proceeds therefrom, as though made on and as of such date; and

               (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or renewal or from the application of the proceeds therefrom, that constitutes a Default or an Event of Default.

          (b)  Permitted   Acquisitions.   With   respect   to   any   Permitted
               ------------------------
Acquisition, the Administrative Agent shall have received a certificate executed by the Borrower's Responsible Officer showing the Borrower's compliance (including the computations used by the Borrower in determining such compliance) with the financial covenants set forth in Sections 5.04(a) through (c) on a pro forma basis after giving effect to the proposed Permitted Acquisition.

          (c)  Other  Approvals.  The  Administrative Agent shall have  received
               ----------------
such other approvals, opinions or documents as any appropriate Lender through the Administrative Agent may reasonably request, and all legal matters incident to such Borrowing or issuance of such Letter of Credit shall be reasonably satisfactory to counsel for the Administrative Agent.

     SECTION 3.03. DETERMINATIONS UNDER SECTIONS 3.01 AND 3.02. For purposes of determining compliance with the conditions specified in Section 3.01 and 3.02, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties, unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Lender Party prior to the Initial
Extension of Credit specifying its objection thereto and, if the Initial Extension of Credit consists of a Borrowing, such Lender Party shall not have made available to the Administrative Agent such Lender Party's ratable portion of such Borrowing.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     SECTION 4.01. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

          (a) The Borrower and each of its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect and (iii) has all requisite power and authority, corporate or otherwise (including, without limitation, all governmental licenses, permits and other approvals), to own or lease and operate its properties and to carry on its business as now conducted.

          (b)  Set forth on Schedule 4.01(b) hereto is a complete  and  accurate
                            ----------------
list of all Subsidiaries of the Borrower as of the date hereof, showing as of the date hereof (as to each such Subsidiary) the jurisdiction of its organization, the number of shares of each class of capital stock, authorized, and the number outstanding, on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by the Borrower or such Subsidiary and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding capital stock of all of such Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by the Borrower or such Subsidiary or one or more of their respective Subsidiaries free and clear of all Liens, except those created under the Collateral Documents.

          (c) The execution, delivery and performance by each Loan Party of this Agreement and each other Loan Document to which it is or is to be a party, and the consummation of transactions contemplated hereby and thereby, are within such Loan Party's governing powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's organization documents, (ii) violate any law (including, without limitation, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, Regulation T, U or X), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any Material Contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument binding on or affecting the Borrower or any of its Subsidiaries or any of their respective properties or (iv) except for the Liens created pursuant to the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

          (d) No authorization or approval or other action by, and no notice to or filing (other than pursuant to the Collateral Documents) with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by the Borrower or any of its Subsidiaries of this Agreement or any other Loan Document to which it is or is to be a party, or for the consummation of the transactions contemplated hereby or thereby, (ii) the grant by any Loan Party of the Liens to be granted by it pursuant to the

Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or
(iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d), all of which shall have been
                                 ----------------
duly obtained, taken, given or made on or prior to the Initial Funding Date and are in full force and effect. On the Initial Funding Date, all applicable waiting periods in connection with the transactions contemplated hereby, if any, will have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the transactions contemplated hereby or the rights of the Loan Parties freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

          (e) This Agreement has been and each of the Notes and each other Loan Document has been or when delivered hereunder will have been, duly executed and delivered by each Loan Party thereto, as applicable. This Agreement is and each of the Notes and each other Loan Document has been or when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party thereto, as applicable, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (f) The Consolidated balance sheet of the Borrower and its Subsidiaries as at August 31, 1998, and the related Consolidated statement of income and Consolidated statement of cash flows of the Borrower and its Subsidiaries for the Fiscal Year then ended, accompanied by an opinion of Ernst & Young LLP independent public accountants, and the Consolidated balance sheet of the Borrower and its Subsidiaries as at February 28, 1999, and the related Consolidated statement of income and Consolidated statement of cash flows of the Borrower and its Subsidiaries for the six (6) months then ended, duly certified by the chief executive officer of the Borrower, copies of which have been furnished to the Administrative Agent, fairly present in all material respects, subject, in the case of said balance sheet as at February 28, 1999, and said statement of income and cash flows for the three months then ended, to normal year-end audit adjustments and the absence of footnotes, the Consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with GAAP applied on a consistent basis, and, since February 28, 1999, there has been no change which could reasonably be expected to result in a Material Adverse Effect.

          (g) The Consolidated pro forma balance sheet of the Borrower and its Subsidiaries as at February 28, 1999, and the related Consolidated pro forma statement of income of the Borrower and its Subsidiaries for the period then ended, certified by the chief executive officer of the Borrower, copies of which have been furnished to the Administrative Agent, fairly present in all material respects the Consolidated pro forma financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated pro forma results of operations of the Borrower and its Subsidiaries for the period ended on such date, in each case after giving effect to the transactions contemplated hereby, all in accordance with GAAP.

          (h) No information, exhibit or report furnished by Borrower or any Person on behalf of Borrower to the Administrative Agent or any Lender Party in connection with the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

          (i)  As  of  the date  hereof, other  than  as disclosed  on  Schedule
                                                                        --------
4.01(i) (the "Disclosed Litigation"),  there is no action, suit,  investigation,
-------
litigation or proceeding affecting the Borrower or any of its Subsidiaries including, without limitation, any Environmental Action, pending or, to their knowledge, threatened before or by any court, governmental agency or arbitrator that could reasonably be expected to have a Material Adverse Effect, and there has been no change in the status, or financial effect on the Borrower or any of its Subsidiaries of any of the Disclosed Litigation which could reasonably be expected to result in a Material Adverse Effect.

          (j) Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds received by the Borrower or any of its Subsidiaries from the Advances and Letter of Credit will be used directly or indirectly (i) for any purpose other than as set forth in Section 2.14, or (ii) for the purpose of purchasing or carrying, or for payment in full or in part of Debt that was incurred for the purpose of carrying, any Margin Stock.

          (k)  As  of the date hereof,  except as set  forth on Schedule 4.01(k)
                                                                ----------------
hereto, neither the Borrower nor any of its Subsidiaries nor any of their respective ERISA Affiliates maintains or has maintained any Plans or Multiemployer Plans. Set forth on Schedule 4.01(k) is a complete and accurate
                                    ----------------
list of all Welfare Plans and all defined contribution plans in respect of which any Loan Party could have liability.

          (l) Except as set forth in the financial statements referred to in this Section 4.01 and in Section 5.03, neither the Borrower nor any of its Subsidiaries has any liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106 which could reasonably be expected to have a Material Adverse Effect.

          (m) Neither the business nor the properties of the Borrower or any of its Subsidiaries have been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect.

          (n) The operations and properties of the Borrower and each of its Subsidiaries comply in all respects with all applicable Environmental Laws and Environmental Permits, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, and no circumstances exist that could reasonably be expected to form the basis of an Environmental Action against the Borrower or any of its Subsidiaries or any of their properties that could reasonably be expected to have a Material Adverse Effect.

          (o)  Except as set forth on Schedule 4.01(o), neither the Borrower nor
                                      ----------------
any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could reasonably be expected to have a Material Adverse Effect.

          (p) Each of the Borrower and its Subsidiaries has filed, as caused to be filed or has been included in all income and other material tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties or is contesting such taxes in good faith and by appropriate proceedings diligently conducted and reserves or other appropriate provisions therefor have been established in accordance with GAAP.

          (q) No "ownership change" as defined in Section 382(g) of the Internal Revenue Code, and no event that would result in the application of the "separate return limitation year" or "consolidated return change of ownership" limitations under the Federal income tax consolidated return regulations, has occurred with respect to the Borrower or any of its Subsidiaries.

          (r) Neither the Borrower nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder or any takeover, disclosure or other federal, state or foreign securities law or Regulations T, U or X. The Borrower is not subject to regulation under any federal, state or foreign statute or regulation which limits its ability to incur Debt.

          (s) The Borrower is, individually and together with its Subsidiaries, Solvent.

          (t)  Set forth on Schedule 4.01(t) is a complete and accurate  list of
                            ----------------
all Surviving Debt of the Borrower and each of its Subsidiaries as of the date hereof the principal amount of which is greater than $500,000, showing as of the Initial Funding Date, with respect to the Borrower and each of its Subsidiaries, the principal amount outstanding thereunder, the name of the relevant creditor, the maturity date thereof and if any promissory note exists with respect thereto. There exists no promissory notes which evidence intercompany loans between or among the Borrower or any of its Subsidiaries.

          (u) Except as could not reasonably be expected to have a Material Adverse Effect, each Material Contract has been duly authorized, executed and delivered by all parties thereto, has not been amended or otherwise modified, is in full force and effect, and to the best of Borrower's knowledge, is binding upon and enforceable against all parties thereto in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). There exists no default under any Material Contract by the Borrower or any of its Subsidiaries and, to the best knowledge of the Borrower, there exists no default under any Material Contract by any other party thereto, in each case which could reasonably be expected to have a Material Adverse Effect.

          (v) Borrower and each of its Subsidiaries owns or has rights to use all patents, trademarks, trade names, service marks, copyrights and other intellectual property necessary to conduct its business as now or heretofore conducted by it.

          (w) The Collateral Documents create in favor of the Administrative Agent, for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, a valid and perfected first priority security interest in the Collateral (other than Permitted Liens) securing the payment of the Obligations. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the Liens and security interests created or expressly permitted under the Loan Documents.

                                   ARTICLE V
                 COVENANTS OF THE BORROWER AND THE SUBSIDIARIES
                 ----------------------------------------------

     SECTION 5.01. AFFIRMATIVE COVENANTS. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

          (a)  Compliance with Law.  Comply, and cause each of its  Subsidiaries
               -------------------
to comply, in all respects, with all applicable laws, rules, regulations and orders, except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

          (b)  Payment of Taxes,  Etc.  Timely pay and discharge, and cause each
               -----------------------
of its Subsidiaries to timely pay and discharge, (i) all income and other material taxes, assessments and governmental charges or levies imposed upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that the Borrower and its Subsidiaries
                    --------   -------
shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by appropriate proceedings diligently conducted and as to which reserves or other appropriate provisions therefor have been established in accordance with GAAP.

          (c)  Compliance  with Environmental  Laws.  (i) Comply, and cause each
               ------------------------------------
of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; (ii) obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits reasonably necessary for its operations and properties; and (iii) conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; except in the case of each of clauses (i), (ii) and (iii) above, to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect; provided, however, that the Borrower and its
                             --------    -------
Subsidiaries shall not be required to undertake any such cleanup, Removal, Remedial or Response action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves are being maintained with respect to such circumstances.

          (d)  Maintenance  of  Insurance.  Maintain,  and  cause  each  of  its
               --------------------------
Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates.

          (e)  Preservation of Corporate Existence, Etc.  Preserve and maintain,
               -----------------------------------------
and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises, in each case where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (f)  Visitation  Rights. At any reasonable time and from time to time,
               ------------------
upon reasonable notice, permit the Administrative Agent, any of the Lender Parties or any agents or representatives thereof, (i) to examine and make copies of and abstracts from the records and books of account of and visit the properties of the Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of the Borrower and any such Subsidiaries with any of their officers or directors, and (ii) to conduct such commercial finance examinations and/or Collateral audits of the Borrower and its Subsidiaries during each calendar year as the Administrative Agent and any Lender Party may reasonably request; provided, however, that so long as no Event of Default
                      --------   -------
exists, the Administrative Agent may make only one such examination per year at the expense of the Borrower, which expense shall be reasonable and customary for such examinations.

          (g)  Keeping of Books.  Keep,  and cause each of its  Subsidiaries  to
               ----------------
keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with GAAP.

          (h)  Maintenance of Properties, Etc.  Maintain and preserve, and cause
               -------------------------------
each of its Subsidiaries to maintain and preserve, all of its properties that are reasonably necessary in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (i)  Performance of Material Contracts. Perform and observe, and cause
               ---------------------------------
each of its Subsidiaries to perform and observe, all of the terms and provisions of each Material Contract to be performed or observed by it, maintain, and cause each of its Subsidiaries to maintain, each such Material Contract in full force and effect, and enforce, and cause each of its Subsidiaries to enforce, each such Material Contract in accordance with its terms, except in each case where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (j)  Transactions  with  Affiliates.  Conduct,  and cause  each of its
               ------------------------------
Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of its Affiliates on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arms-length transaction with a Person not an Affiliate.

          (k)  Interest Rate  Protection.  Within one hundred  eighty (180) days
               -------------------------
after the Initial Funding Date, obtain and thereafter keep in effect one or more interest rate Bank Hedge Agreements (the terms and other provisions of all such Bank Hedge Agreements to be subject to the prior written consent of the Administrative Agent) covering at least thirty percent (30%) of the Advances made in connection with the Initial Funding for an aggregate period of not less than two (2) years.

          (l)  Year 2000 Compatibility. Take, and cause each of its Subsidiaries
               -----------------------
to take, all action necessary to assure that its computer based systems, hardware and software used in their business and operations are able to operate and effectively receive, transmit, process, store, retrieve or retransmit data including dates on and after January 1, 2000, on or before June 30, 1999, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect, and, at the request of the Administrative Agent or the Lenders, the Loan Parties will provide evidence to the satisfaction of the Lenders of such year 2000 compatibility.

          (m)  Agreement to Grant Additional Security.
               --------------------------------------

               (i) Subject to subsection 5.01(n) below, promptly, and in any event within thirty (30) days after the acquisition of assets of the type that would have constituted Collateral at the Initial Funding Date and investments of the type that would have constituted Collateral on the Initial Funding Date (other than assets with a fair market value of less than $100,000), notify the Administrative Agent of the acquisition of such assets or investments and, to the extent not already Collateral in which the Administrative Agent has a perfected security interest pursuant to the Collateral Documents, such assets and investments will become additional Collateral hereunder to the extent the Administrative Agent deems the pledge of such assets practicable (the "Additional Collateral"), and the Borrower will, and will cause each applicable Subsidiary, to take all necessary action, including providing appropriate lien searches and the filing of appropriate financing statements under the provisions of the UCC, applicable foreign, domestic or local laws, rules or regulations in each of the offices where such filing is necessary or appropriate to (A) grant the Administrative Agent, for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, a perfected first priority Lien (other than Permitted Liens) in such Collateral (or comparable interest under foreign law in the case of foreign Collateral) pursuant to and to the full extent required by the Collateral Documents and this Agreement and (B) otherwise to the Administrative Agent any and all other agreements, documents and/or contracts which were similarly executed and/or delivered to the Administrative Agent at or prior to the Initial Funding Date with respect to such grant of a security interest.

               (ii) Subject to subsection 5.01(n) below, contemporaneously with the consummation of a Permitted Acquisition or the formation of any Subsidiary, or at the request of the Administrative Agent, cause each of the Borrower's Subsidiaries as the Administrative Agent shall request to become party to, or to execute and deliver a Subsidiary Guaranty or a Foreign Guaranty, as the case may be, guarantying to the Administrative Agent, Lender Parties and the Hedge Banks the prompt payment, when and as due, of all Obligations of the Loan Parties under the Loan Documents, including all obligations under any Hedge Agreements or other hedging agreements.

               (iii) Subject to subsection 5.01(n) below, cause each Subsidiary Guarantor created or established (whether by acquisition, initial formation or otherwise) after the date hereof, concurrently with its creation or establishing, to grant to the Administrative Agent, for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, a first priority Lien on all property (tangible and intangible) of such Guarantor which constitutes Collateral under the Security Agreement, including, without limitation, all of the capital stock of any of its Domestic Subsidiaries and 65% of the stock of any Foreign Subsidiaries organized under the laws of the United Kingdom or any other foreign country and owned directly by it, upon terms similar to those set forth in the Collateral Documents and otherwise satisfactory in form and substance to the Administrative Agent. The Borrower shall cause each Subsidiary Guarantor, at its own expense, to become a party to (or execute a separate) Security Agreement and any other Collateral Document and to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Administrative Agent to be necessary or desirable for the creation and perfection of the foregoing Liens. The Borrower will cause each such Subsidiary Guarantor to take all actions requested by the Administrative Agent (including, without limitation, the filing of UCC-1's, providing lien releases and payoff letters) in connection with the granting of such security interests.

               (iv) Subject to subsection 5.01(n) below, (i) deliver to the Administrative Agent the original of all instruments, documents and chattel paper, and all other Collateral of which the Administrative Agent should have physical possession in order to perfect and protect its security interest therein, duly pledged, endorsed or assigned to the Administrative Agent without restriction; (ii) use commercially reasonable efforts to obtain landlord waivers, in form and substance satisfactory to the Administrative Agent, with respect to any Inventory or other Collateral located at a location that is not owned by the Borrower or a Subsidiary; (iii) deliver to the Administrative Agent warehouse receipts covering any portion of the Inventory or other Collateral located in warehouses and for which warehouse receipts are issued; (iv) when an Event of Default exists, transfer Inventory to locations designated by the Administrative Agent; (v) if any Collateral is at any time in the possession or control of any warehousemen, bailee or the Borrower's agents or processors, notify the Administrative Agent thereof and notify such person of the Administrative Agent's security interest in such Collateral and obtain a landlord waiver or bailee letter, in form and substance satisfactory to the Administrative Agent, from such person and instruct such person to hold all such Collateral for the Administrative Agent's account subject to the Administrative Agent's instructions; (vi) if at any time any Inventory or other Collateral is located on any Real Property of the Borrower or its Subsidiaries which is subject to a mortgage or other Lien, obtain a mortgagee waiver, in form and substance satisfactory to the Administrative Agent, from the holder of each mortgage or other Lien on such real property; (vii) if requested by the Administrative Agent, if any Real Property exists with respect to which a Mortgage has not been granted to the Administrative Agent, for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, execute and deliver to the Administrative Agent a Mortgage and associated environmental reports and title insurance policy and UCC-1 financing statements, all in form and substance satisfactory to the Administrative Agent; and (viii) take all such other actions and obtain all such other agreements as the Administrative Agent may reasonably deem necessary or desirable in respect of any Collateral including, without limitation, UCC, federal and state tax lien searches and releases and payoff letters. This Section 5.01(m)(iv) shall be applicable to all Collateral whether existing on the Initial Funding Date or at any time thereafter, and it shall be deemed an Event of Default under this Agreement if the actions required by this Section 5.01(m)(iv) are not taken by the Borrower and its Subsidiaries, as applicable, as soon as practicable with respect to any such Collateral.

               (v) Subject to subsection 5.01(n) below, the security interests required to be granted pursuant to this Section shall be granted pursuant to the Collateral Documents or, in the Administrative Agent's discretion, such other security documentation (which shall be substantially similar to the Collateral Documents already executed and delivered by the Borrower and the Guarantors or is required to be executed pursuant to the definition of "Permitted Acquisition") as is satisfactory in form and substance to the Administrative Agent (the "Additional Collateral Documents") and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons subject to no other Liens except Liens permitted under Section 5.02(a) and shall be granted with respect to each type of Collateral which this Agreement or the other Loan Documents contemplate as Collateral. The Additional Collateral Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Administrative Agent, for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, granted pursuant to the Additional Collateral Documents and, all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of Additional Collateral Documents, the Borrower shall cause to be delivered to the Administrative Agent such agreements, opinions of counsel, and other related documents as may be reasonably requested by the Administrative Agent or the Required Lenders to assure themselves that this Section 5.01(m) has been complied with.

          (n)  Foreign   Subsidiaries  Security.  If  the  Administrative  Agent
               --------------------------------
reasonably believes that appropriate changes have been made to the relevant sections of the Internal Revenue Code as in effect on the Initial Funding Date, the regulations and rules promulgated thereunder and any rulings issued thereunder, the Administrative Agent may request that counsel for the Borrower reasonably acceptable to the Administrative Agent within 30 days after such request deliver evidence satisfactory to the Administrative Agent, with respect to any Foreign Subsidiary of the Borrower, that (i) a pledge of more than 65% of the total Voting Stock of such Foreign Subsidiary or (ii) the entering into by such Foreign Subsidiary of a pledge agreement in substantially the form of the Pledge Agreement, in either case would cause the earnings of such Foreign Subsidiary to be treated as a deemed dividend to such Foreign Subsidiary's United States parent or would otherwise violate a material applicable law or governmental or regulatory restriction or rule (including laws, rules, or restrictions of, or issued by, a government or regulatory authorities of a foreign jurisdiction) or would otherwise cause a material adverse monetary tax consequence to the Borrower, and in the case of a failure to deliver the evidence described in clause (i) above, (A) that portion of such Foreign Subsidiary's outstanding capital stock and intercompany notes, if any, not theretofore pledged pursuant to a Pledge Agreement shall be pledged to the Administrative Agent, for itself and ratably for the benefit of the Lender Parties or the Hedge Banks pursuant to the Security Agreement or the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), as applicable, and in the case of a failure to deliver the evidence described in clause (ii) above, (B) such Foreign Subsidiary shall execute and deliver a pledge agreement granting the Administrative Agent for a security interest in all of the capital stock of each Subsidiary of such Foreign Subsidiary and intercompany notes, if any, payable to such Foreign Subsidiary, in each case with all documents delivered pursuant to this Section 5.01(n) to be in form and substance satisfactory to the Administrative Agent.

     SECTION 5.02. NEGATIVE COVENANTS. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will not, at any time, without the prior consent of the Required Lenders:

          (a)  Liens, Etc. Create,  incur,  assume or suffer to exist, or permit
               -----------
any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets and properties of any character (including, without limitation, the Collateral) whether now owned or hereafter acquired, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from
                                                       ---------   -------
the operation of the foregoing restrictions the following:

               (i)     Liens created under the Loan Documents;

               (ii)    Permitted Liens;

               (iii)   Liens  existing  on  the  date  hereof  and  described on
Schedule 5.02(a)(iii);
---------------------

               (iv)    purchase  money  Liens  securing  Debt  permitted   under
Section 5.02(b)(iii)(A) upon equipment acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such equipment or to secure Debt incurred solely for the purpose of financing the acquisition of any such equipment to be subject to such Liens, or Liens existing on any such equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall
                                   --------   -------
extend to or cover any property other than the equipment being acquired, constructed or improved; and

               (v) Liens arising in connection with Capitalized Leases permitted under Section 5.02(b)(iii)(B); provided that no such Lien shall extend
                                         --------
to or cover any Collateral or any assets or properties other than the assets or properties subject to such Capitalized Leases.

          (b)  Debt.  Create, incur, assume or suffer to exist, or permit any of
               ----
its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

               (i) in the case of the Borrower and the other Loan Parties, Debt incurred pursuant to the Loan Documents;

               (ii) unsecured Debt (v) of the Borrower to any of its Domestic Subsidiaries, (w) of any Domestic Subsidiary of the Borrower to the Borrower or any other Domestic Subsidiary of the Borrower, (x) of any Wholly-Owned Foreign Subsidiary of the Borrower to the Borrower or any Domestic Subsidiary of the Borrower; provided, however, that the aggregate of all outstanding unsecured
           --------   -------
Debt of a Wholly-Owned Foreign Subsidiary of the Borrower to the Borrower or any Domestic Subsidiary of the Borrower and Investments by the Borrower or any Domestic Subsidiary of the Borrower in any Person organized under the laws of any jurisdiction other than the United States of America or any state thereof as permitted pursuant to Section 5.02(e)(i) herein shall not exceed (A) $10,000,000 in any Fiscal Year or (B) in any event, $15,000,000 in the aggregate outstanding at any time, (y) of any Wholly-Owned Foreign Subsidiary of the Borrower to any other Wholly-Owned Foreign Subsidiary of the Borrower, and (z) of the Borrower or any Domestic Subsidiary of the Borrower to any Wholly-Owned Foreign
Subsidiary of the Borrower not to exceed $15,000,000 in the aggregate outstanding at any time;

               (iii)   in the case of the Borrower and any of its Subsidiaries:

                    (A) Debt secured by Liens permitted by Section 5.02(a)(iv), in each case incurred only if, immediately after giving effect to the incurrence thereof, the limit on Capital Expenditures set forth in Section 5.02(p) hereof would not be breached;

                    (B) Debt incurred with respect to Capitalized Leases, in each case incurred only if, immediately after giving effect to the incurrence thereof, the limit on Capital Expenditures set forth in Section 5.02(p) hereof would not be breached;

                    (C) the Surviving Debt, and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, the Surviving Debt; provided that the principal amount or interest rate with respect thereto of such
--------
Surviving Debt shall not be increased above the principal amount thereof outstanding and interest rate existing on the date hereof;

                    (D) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                    (E)  Subordinated  Debt;   provided,  that  a  subordination
                                               --------
agreement is in effect which is in favor of and is acceptable to the Administrative Agent;

                    (F) unsecured Debt incurred in the ordinary course of business in the form of accounts payable arising from the purchase of property or services, including, without limitation, Inventory acquired for resale;

                    (G)  in  the  case of  Borrower or any of its  Subsidiaries,
Debt of Proposed Businesses, whether secured or unsecured, assumed by Borrower or such Subsidiary, as the case may be, in respect of Permitted Acquisitions (subject to the limitations set forth in the definition of "Permitted Acquisitions" set forth herein);

                    (H) in addition to Debt that is otherwise permitted in clauses (F) and (G) above, unsecured Debt that is incurred in the ordinary course of business, not to exceed in the aggregate $1,500,000 at any time outstanding;

                    (I) Debt in respect of Bank Hedge Agreements provided that such Debt shall not exceed at any one time eighty percent (80%) of the Revolving Credit Commitments; or

                    (J)  Existing  Debt   of   others   guaranteed  directly  or
indirectly   by   Borrower   or  any  of  its   Subsidiaries   and   listed   on
Schedule 5.02(b)(iii)(J).

          (c)  Fundamental Changes.
               -------------------

                    (i) Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries to do so, except
(A) the Borrower or any of its Subsidiaries may make Permitted Acquisitions, (B) any Subsidiary of Borrower may merge or consolidate with and into the Borrower (provided, the Borrower is the surviving entity) or one of the Borrower's
 --------
Wholly-Owned Domestic Subsidiaries  (provided,  that, if a Loan Party is a party
                                     --------
to such merger or consolidation, a Domestic Wholly-Owned Subsidiary is the surviving entity) and (C) any Foreign Subsidiary of Borrower may merge or consolidate with and into one of the Borrower's Foreign Subsidiaries (provided,
                                                                       --------
that a Wholly-Owned Foreign Subsidiary is the surviving entity).

                    (ii) Liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), convey, sell, assign, lease, transfer or otherwise dispose of (or agree to do any of the foregoing at any future time) all or substantially all of its property, business or assets, or permit any of its Subsidiaries to do any of the foregoing, except to the extent such Subsidiary liquidates, winds-up or dissolves into or is otherwise sold, leased, transferred or disposed of to the Borrower or any other wholly-owned Domestic Subsidiary of the Borrower, or as otherwise permitted under Section 5.02(e).

               (iii) Acquire or permit any Subsidiary to acquire all or substantially all of the assets of any other Person (including capital stock), except that the Borrower or any Subsidiary of Borrower may consummate Permitted Acquisitions.

          (d)  Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose
               ---------------------
of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

                    (i)     sales   of  Inventory  in  the  ordinary  course  of
business;

                    (ii) sales, leases, transfers or other dispositions of obsolete or redundant equipment in the ordinary course of business;

                    (iii) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and

                    (iv) in addition to sales, leases, transfers and other dispositions permitted by subsections (i), (ii) and (iii) of this
Section 5.02(d), sales, leases, transfers and other dispositions resulting in Net Cash Proceeds not to exceed in the aggregate $2,500,000, which Net Cash Proceeds shall be applied in accordance with Section 2.05(b)(ii).

          (e)  Investments in Other Persons.  Make or hold, or permit any of its
               ----------------------------
Subsidiaries to make or hold, any Investment in any Person other than:

               (i)     Investments by the  Borrower  or any of its  Subsidiaries
(x) in Domestic Subsidiaries and (y) in Wholly-Owned Foreign Subsidiaries not to exceed in the aggregate $15,000,000 provided, however, that the aggregate of all
                                    --------  -------
outstanding unsecured Debt permitted pursuant to Section 5.02(b)(ii)(y) and Investments from the Initial Funding Date by the Borrower or any Domestic Subsidiary of the Borrower in any Person organized under the laws of any jurisdiction other than the United States of America or any state thereof, shall not exceed (A) $10,000,000 in any Fiscal Year or (B) in any event, $15,000,000 in the aggregate outstanding at any time.

               (ii) Loans and advances to directors, officers and other employees in the ordinary course of the business of the Borrower and its Subsidiaries in an aggregate principal amount not to exceed $750,000 at any time outstanding;

               (iii) Investments by the Borrower and its Subsidiaries in Cash Equivalents;

               (iv) Investments by the Borrower and its Subsidiaries in Bank Hedge Agreements; provided that such Investments shall not exceed at any one time eighty percent (80%) of the Revolving Credit Commitment;

               (v) Investments consisting of intercompany Debt permitted under Section 5.02(b)(ii);

               (vi) Investments consisting of accounts receivable arising in the ordinary course of business; and

               (vii)   Investments in the form of Permitted Acquisitions; and

               (viii) Investments in related businesses which do not exceed $2,500,000 in the aggregate at any one time outstanding for the Borrower and its Subsidiaries on a Consolidated Basis.

          (f)  Dividends Etc.  Declare or pay any dividends,  purchase,  redeem,
               --------------
retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such or make any distribution to its stockholders, except:

               (i) the Borrower may declare and pay dividends and make distributions payable solely in common stock of the Borrower;

               (ii)    a  Subsidiary  of  the  Borrower  may  declare  and   pay
dividends and make distributions to the Borrower or to another Loan Party; and

               (iii)   for   issuances  of   stock  or  other  equity  interests
expressly permitted by Section 5.02(q).

          (g)  Leases.  Permit Consolidated  Lease Expenses  (other than Capital
               ------
Leases) for any Fiscal Year to exceed $2,500,000.

          (h)  Change  in Nature  of  Business.  Make,  or  permit  any  of  its
               -------------------------------
Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

          (i)  Charter Amendments.  Amend, or permit any of its  Subsidiaries to
               ------------------
amend, its certificate or articles of incorporation or by-laws, in a manner which would have a Material Adverse Effect except for a charter amendment which would increase the authorized common stock of the Borrower to 25,000,000 shares and authorized Preferred Stock of the Borrower to 10,000,000 shares.

          (j)  Accounting   Changes.  Make  or  permit,  or  permit any  of  its
               --------------------
Subsidiaries to make or permit, any change (i) in accounting policies or reporting practices, except as mandated by GAAP or approved by its independent auditors for purposes of consistency or improved presentation or (ii) in its Fiscal Year.

          (k)  Prepayments, Etc. of Debt.  (i) Prepay, redeem, purchase, defease
               -------------------------
or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than (A) the prepayment of the Advances in accordance with the terms of this Agreement, (B) regularly scheduled or required repayments or redemptions of Surviving Debt which could not reasonably be expected to have a Material Adverse Effect, or (ii) amend, modify or change in any manner any term or condition of any Surviving Debt, or (iii) permit any of its Subsidiaries to do any of the foregoing other than to repay any Debt payable to the Borrower or any other Subsidiary.

          (l)  Amendment,  Etc. of Material  Contracts.  Except in  the ordinary
               ---------------------------------------
course of business or to the extent such would not result in a Material Adverse Effect, either cancel or terminate any Material Contract, consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract, give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract, or take any other action in connection with any Material Contract.

          (m)  Negative  Pledge.  Enter into or suffer to exist,  or permit  any
               ----------------
of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its properties or assets (including, without limitation the Collateral) other than as permitted in the Loan Documents.

          (n)  Partnerships,  New  Subsidiaries.  Except as otherwise  permitted
               --------------------------------
under this Agreement, (i) become a general partner in any general or limited partnership or joint venture with any unaffiliated third Person, or permit any of its Subsidiaries to do so, or (ii) create any new Subsidiary, unless such newly created Subsidiary shall become a Guarantor (by executing and delivering to the Administrative Agent a Subsidiary Guaranty or a Foreign Guaranty, as applicable) and an additional grantor pursuant to the terms of the Security Agreement, and all shares of the capital stock of such Domestic Subsidiary are pledged to the Administrative Agent in accordance with Section 5.01(m) and pursuant to the Pledge Agreement.

          (o)  Speculative   Transactions.  Engage,   or   permit  any  of   its
               --------------------------
Subsidiaries to engage, in any transaction involving commodity options or futures contracts or derivatives or any similar speculative transactions, except for Bank Hedge Agreements.

          (p)  Capital Expenditures.  Make, or permit any of its Subsidiaries to
               --------------------
make, any Capital Expenditure that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries in any Fiscal Year set forth below to exceed the aggregate amount set forth opposite such Fiscal Year:

Fiscal Year            Amount/Category of Expenditures         Total Amount
-----------            -------------------------------         ------------

1999                   Financing Leases -   $4,500,000         $7,000,000
                       Other -               2,500,000

2000                   Financing Leases -   $5,000,000         $7,500,000
                       Other -               2,500,000

2001                   Financing Leases -   $5,500,000         $8,000,000
                       Other -               2,500,000

2002 and each fiscal   Financing Leases -   $6,000,000         $8,500,000
year thereafter        Other -               2,500,000


provided,  however,  that  (a) up to  $500,000  of the  amount  permitted  to be
--------   -------
expended in a Fiscal Year from the "Other" category that is not expended in such Fiscal Year (not including any amount permitted to be carried forward from a prior year) shall be permitted to be expended in, but only in, the subsequent Fiscal Year, and (b) amounts representing Capital Expenditures paid or incurred with respect to a Proposed Business in the ordinary course of its business prior to consummation of a Permitted Acquisition shall not be deemed included in the calculation of the aggregate amount of Capital Expenditures for purposes of determining the maximum annual Capital Expenditures permitted to be made hereunder, so long as such amounts were incurred prior to the date of consummation of a Permitted Acquisition and were not incurred in anticipation of such acquisition, and otherwise conform with the terms and conditions of this clause (o).

          (q)  Issuance of Stock. Except as otherwise specifically  permitted in
               -----------------
this Agreement, the Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, issue, sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock of the Borrower or any Subsidiary of the Borrower, except:

                    (A)  to   the   Borrower   or   any  of    its  Wholly-Owned
Subsidiaries;

                    (B) for issuances or sales of capital stock or other equity interests of the Borrower;

                    (C) in connection with the Borrower's or any of its Subsidiaries' stock purchase, stock option or similar incentive plans, or any exercise pursuant thereto, for the benefit of the Borrower's or any of its Subsidiaries' directors, management, employees and other eligible participants; and

                    (D) for issuances of capital stock of the Borrower to any Person as consideration paid in connection with any Permitted Acquisition.

          (r)  Sale and Leasebacks.  Enter into any arrangement  with any Person
               -------------------
providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person for which Funds have been or are to be advanced by such person or the granting of such property or rental obligation of the Borrower or such Subsidiary.

     SECTION 5.03. REPORTING REQUIREMENTS. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will furnish to the Administrative Agent for itself and on behalf of the Lender Parties (references in this Section 5.03 to any reports or statements being Consolidated or consolidating shall be applicable at any time the Borrower has any Subsidiaries):

          (a)  Default Notice.  As soon as possible and in any event within  two
               --------------
(2) Business Days after obtaining knowledge of the occurrence of any Default or Event of Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect, a statement of the Responsible Officer of the Borrower setting forth details of such Default or Event of Default or event, development or occurrence and the action that the Borrower has taken and proposes to take with respect thereto.

          (b)  Annual  Financials.  As soon  as  available,  but  in  any  event
               ------------------
within 90 days after the end of each Fiscal Year, a copy of the Consolidated and consolidating balance sheets of the Borrower and it Subsidiaries as at the end of such year and the related Consolidated and consolidating statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young, LLP or other independent certified public accountants of nationality recognized standing; and

          (c)  Quarterly  Financials.  As soon as  available,  but in any  event
               ---------------------
not later than 45 days after the end of each of the first three quarterly periods of each Fiscal Year, the unaudited Consolidated and consolidating balance sheets for the Borrower and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited Consolidated and consolidating statements of income and retained earnings and of cash flows of the Borrower and its Consolidated Subsidiaries for such quarter and the portion of the Fiscal Year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

          (d)  Monthly  Reports.  Within  thirty (30) days after the end of each
               ----------------
calendar month (i) an accounts receivable aging schedule for the Borrower and its Subsidiaries on a Consolidated and consolidating basis and (ii) a schedule of the Borrower's and each Subsidiary's billings for the immediately preceding calendar month (without giving effect to any intercompany adjustments); and such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          (e)  Certificate of Independent  Certified  Accountants.  Concurrently
               --------------------------------------------------
with the delivery of the financial statements referred to in Section 5.03(b), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (f)  Certificate  of  Responsible   Officer.   Concurrently  with  the
               --------------------------------------
delivery of the financial statements referred to in Section 5.03(b) and (c), a certificate of a Responsible Officer (i) stating that, to the best of such Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) showing in detail the calculations, including compliance with financial covenants, supporting such Officer's certification of the Borrower's compliance with the requirements of Section 5.04(a) through 5.04(c);

          (g)  Annual Forecasts.  Not later  than  thirty  days prior to the end
               ----------------
of each Fiscal Year, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding Fiscal Year on a Consolidated consolidating basis, such projections have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

          (h)  Insurance.  During the month of August in  each calendar  year, a
               ---------
report of a reputable insurance broker with respect to the insurance maintained by the Borrower and its Subsidiaries in accordance with Section 5.01(d) of this Agreement and Section 5.2 of the Security Agreement, and such supplemental reports with respect to insurance maintained by the Borrower and its Subsidiaries as the Administrative Agent may from time to time reasonably request, and

          (i)  ERISA Events and ERISA  Reports.  (i)  Promptly  and in any event
               -------------------------------
within twenty (20) days after the Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, which could reasonably be expected to have a Material Adverse Effect, a statement of the chief financial officer or chief executive officer of the Borrower describing such ERISA Event and the action, if any, that the Borrower or such ERISA Affiliate has taken and proposes to take with respect thereto and (ii) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

          (j)  Plan  Terminations.  Promptly  and  in any event  within five (5)
               ------------------
Business Days after receipt thereof by the Borrower or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan or correspondence from the PBGC indicating it is considering termination of any Plan.

          (k)  Litigation.  Promptly  after  the  commencement  thereof,  notice
               ----------
of all actions, suits, investigations, litigation and proceedings before or by any court or governmental department, commission, board, bureau, agency or instrumentality, Federal, state, local or foreign, that reasonably could be expected to have a Material Adverse Effect and, promptly after the occurrence thereof, notice of any change in either the status of the Disclosed Litigation or the financial effect on the Borrower or any of its Subsidiaries in connection therewith from that described on Schedule 4.01(i) which could reasonably be
                                    ----------------
expected to result in a Material Adverse Effect.

          (l)  Securities Reports. Promptly after the sending or filing thereof,
               ------------------
copies of all proxy statements, financial statements and reports that the Borrower or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any other governmental authority or with any national securities exchange.

          (m)  Agreement Notices.  Promptly upon receipt  thereof, copies of all
               -----------------
notices, requests and other documents received by the Borrower or any of its Subsidiaries under or pursuant to any Material Contract or indenture, loan or credit agreement or similar agreement or instrument regarding or related to any breach or default by any party thereto or any event that could materially impair the value of the interests or the rights of the Borrower or any of its Subsidiaries or otherwise have a Material Adverse Effect and copies of any amendment, modification or waiver of any provision of any Material Contract or indenture, loan or credit agreement or similar agreement or indenture and, from time to time upon request by the Administrative Agent, such information and reports regarding the foregoing as the Administrative Agent may reasonably request.

          (n)  Environmental  Conditions.  Promptly  after  the   assertion   or
               -------------------------
occurrence thereof, notice of any Environmental Action against or of any noncompliance by the Borrower or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect.

          (o)  Management Letters.  As soon as available and in any event within
               ------------------
five (5) Business Days after the receipt thereof, copies of any "management letter" or similar letter received by the Borrower or its Board of Directors (or any Committee thereof) from its independent public accountants.

          (p)  Permitted   Acquisition   Documents.  Within   thirty  (30)  days
               -----------------------------------
following the consummation of each Permitted Acquisition for which the related Permitted Acquisition Purchase Price is in excess of $1,000,000, a reasonably detailed description of such Permitted Acquisition and a copy of the Permitted Acquisition Documents, in each case certified as true and correct by a Responsible Officer of the Borrower.

          (q)  Other  Information.   Such  other   information  respecting   the
               ------------------
business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any of its Subsidiaries or the Collateral as the Administrative Agent or any Lender Party (through the Administrative Agent) may from time to time reasonably request.

     SECTION 5.04. FINANCIAL COVENANTS. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

          (a)  Consolidated  Total  Funded  Debt  to  Pro  Forma  EBITDA  Ratio.
               ----------------------------------------------------------------
Maintain as of the last day of each fiscal quarter of the Borrower commencing with the first complete fiscal quarter after the Initial Funding Date a ratio of
(i) Consolidated Total Funded Debt to (ii) Pro Forma EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than 4.25:1.00.

          (b)  Consolidated  Senior  Debt to Pro Forma  EBITDA  Ratio.  Maintain
               ------------------------------------------------------
as of the last day of each fiscal quarter of the Borrower commencing with the first complete fiscal quarter after the Initial Funding Date a ratio of (i) Consolidated Senior Debt to (ii) Pro Forma EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than the ratio set forth below:

          FOUR FISCAL-QUARTERS ENDING ON:                     RATIO
          ------------------------------                      -----
          First Quarter                                       3.50:1.00
          Second Quarter                                      3.50:1.00
          Third Quarter                                       3.50:1.00
          Fourth Quarter                                      3.50:1.00
          Fifth Quarter                                       3.50:1.00
          Sixth Quarter                                       3.50:1.00
          Seventh Quarter                                     3.50:1.00
          Eighth Quarter                                      3.50:1.00
          Each Fiscal Quarter Thereafter                      3.45:1.00

          (c)  Fixed Charge Coverage Ratio.  Maintain as of the last day of each
               ---------------------------
fiscal quarter of the Borrower commencing with the first complete fiscal quarter after the Initial Funding Date a ratio of (i) Pro Forma EBITDA for the most recently completed four fiscal quarters of the Borrower, less (x) cash Capital
                                                           ----
Expenditures made by the Borrower and its Subsidiaries during such four fiscal quarters and less (y) the aggregate amount of federal, state, local and foreign
             ----
income taxes paid by the Borrower and its Subsidiaries in cash during such four fiscal quarters to the (ii) sum of (x) cash interest paid by the Borrower and its Subsidiaries on all Debt during such four fiscal quarters plus (y) scheduled
                                                              ----
principal amounts of all Debt paid by the Borrower and its Subsidiaries during the preceding four fiscal quarters commencing on such day, plus (z) cash
                                                                   ----
dividends, if any, paid by the Borrower to the holders of its common stock during such four fiscal quarters, at not less than 1.45:1.00.

          (d)  Minimum  Net Worth.  Maintain  as of the last day of each  fiscal
               ------------------
quarter of the Borrower an excess of Consolidated total assets over Consolidated total liabilities of the Borrower and its Subsidiaries of not less than (i)
eighty percent (80%) of the excess of Consolidated total assets over Consolidated total liabilities of the Borrower and its Subsidiaries at the Initial Funding Date plus (ii) eighty percent (80%) of Consolidated positive net
                     ----
income (and excluding one hundred percent (100%) of Consolidated net losses) of the Borrower and its Subsidiaries plus (iii) one hundred percent (100%) of Net
                                    ----
Proceeds of any Equity Issuance as at the Initial Funding Date and each June 30 and December 31 thereafter computed on a cumulative basis for said entire period.

                                   ARTICLE VI
                                EVENTS OF DEFAULT
                                -----------------

     SECTION 6.01. EVENTS OF DEFAULT. If any of the following ("Events of Default") shall occur and be continuing:

          (a) (i) The Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or (ii) the Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (ii) within five
(5) days after the same becomes due and payable; or

          (b) Any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or confirmed; or

          (c) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Sections 2.14, 5.01(1), 5.01(m), 5.01(n), 5.02, 5.03(a) or 5.04; or

          (d) The Borrower or any of its Subsidiaries shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender Party; or

          (e)  The  Borrower  or any of its  Subsidiaries  shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal or notional amount of at least $250,000 either individually or in the aggregate (but excluding Debt outstanding hereunder) of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise, beyond the period of grace, if any); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt, in each case if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (f) The Borrower or any of its Subsidiaries shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, administrative receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur, or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

          (g) Any judgment or order for the payment of money in excess of $250,000 (other than such a judgment or order which is fully covered by insurance for which the appropriate insurer has acknowledged responsibility in writing) shall be rendered against the Borrower or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be a period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (h) Any material provision of any Loan Document after delivery thereof shall for any reason cease to be valid and binding on or enforceable against any Loan Party which is party to it, or any such Loan Party shall so state in writing; or

          (i) William E. Dye shall cease to maintain beneficial ownership of 5% or more of the outstanding class of Capital Stock having ordinary voting power in the election of directors of the Borrower, unless such cessation is the result of a testamentary disposition upon his death; or

          (j) (i) Any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) other than William E. Dye or Richard J. Sirota (A) shall have acquired beneficial ownership of 20% or more of any outstanding class of Capital Stock having ordinary voting power in the election of directors of the Borrower or (B) shall obtain the power (whether or not exercised) to elect a majority of the Borrower's directors or (ii) the Board of Directors of the Borrower shall not consist of a majority of Continuing Directors; "Continuing Directors" shall mean the directors of the Borrower on the Initial Funding Date and each other director, if such other director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors, provided that notwithstanding anything in this Section 6.01(j) to the contrary, the transfer of Capital Stock owned by either William E. Dye or Richard J. Sirota upon their death shall not be deemed an Event of Default hereunder.

          (k) Any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of the last such ERISA Event) of the Insufficiency of such

Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Events) exceeds $100,000; or

          (l) Any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $100,000, unless contested in good faith and by appropriate proceedings diligently conducted and reserves or other appropriate provisions shall have been established therefor in accordance with GAAP, or requires payments exceeding $100,000 per annum; or

          (m) Any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $100,000; or

          (n) there shall occur in the reasonable judgment of the Required Lenders any Material Adverse Effect; or

          (o) Any Collateral Document after delivery thereof shall for any reason cease to or otherwise not create a valid and perfected first priority Lien on and security interest in the Collateral (subject to Permitted Liens) purported to be covered thereby and could reasonably result in a Material Adverse Effect; or

          (p) There shall be an event of default under any of the other Loan Documents, not cured within the applicable grace period thereunder (if any); then, and in any such event, the Administrative Agent (i) shall at the request, or with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each appropriate Lender and of the Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or with the consent, of the Required Lenders, (A) by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and (B) by notice to each party required under the terms of any agreement in support of which a Standby Letter of Credit is issued, request that all Obligations under such agreement be declared to be due and payable; provided, however, that upon the occurrence of
                                 --------   -------
an Event of Default set forth in Section 6.01(f), (x) the obligation of each Lender to make Advances and of the Issuing Bank to issue Letters of Credit shall automatically be terminated and (y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. In addition, upon the occurrence and continuance of an Event of Default, the Administrative Agent shall have the right to require the establishment of a blocked account arrangement with respect to the Borrower and its Subsidiaries and the Borrower hereby agrees to enter into a blocked account agreement or agreements, in form and substance satisfactory to the Administrative Agent upon the occurrence and continuance of an Event of Default.

     SECTION 6.02. ACTIONS IN RESPECT OF THE LETTERS OF CREDIT UPON DEFAULT. If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in the L/C Cash

Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties and the Hedge Banks or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.

                                  ARTICLE VII
                THE ADMINISTRATIVE AGENT AND DOCUMENTATION AGENT
                ------------------------------------------------

     SECTION 7.01. AUTHORIZATION AND ACTION. Each Lender Party (which term shall mean in its capacity as a Lender, the Issuing Bank, the Swing Line Bank and/or any Hedge Bank for purposes of this Article VII) hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the
Revolving Credit Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take
--------   -------
any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement, any other Loan Document or applicable law. The Administrative Agent agrees to give to each Lender Party prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement. The Administrative Agent shall not be a trustee or fiduciary for any Lender.

     SECTION 7.02. AGENT'S RELIANCE, ETC. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07; (b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property
(including the books and records) of any Loan Party; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 7.03. FLEET AND AFFILIATES. With respect to its Commitments, the Advances made by it and the Notes issued to it, Fleet shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not the Administrative Agent; and the term "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include Fleet in its individual capacity. Fleet and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Fleet were not the Administrative Agent and without any duty to account therefor to the Lender Parties.

     SECTION 7.04. LENDER PARTY CREDIT DECISION. Each Lender Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender Party and based on the financial statements referred to in Sections 4.01(f) and (g) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     SECTION 7.05.  INDEMNIFICATION.

          (a) Each Lender Party severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of any of the Loan Documents or any action taken or omitted by the Administrative Agent under any of the Loan Documents; provided, however, that no Lender Party shall be liable
                        --------   -------
for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Administrative Agent promptly upon written demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower.

          (b) Each Lender Party severally agrees to indemnify the Issuing Bank (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Issuing Bank in any way relating to or arising out of any of the Loan Documents or any action taken or omitted by the Issuing Bank under any of the Loan Documents; provided, however,
                                                              --------  -------
that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuing Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Issuing Bank promptly upon written demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower.

          (c) For purposes of Sections 7.05(a) and 7.05(b), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (i) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (ii) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time, (iii) the aggregate unused portions of their respective Term Loan Commitments at such time, and (iv) their respective Unused Revolving Credit Commitments at such time; provided, that the aggregate
                                                 --------
principal amount of Swing Line Advances owing to the Swing Line Bank and Letter of Credit Advances owing to the Issuing Bank shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Defaulting Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this
Section 7.05 to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse the Administrative Agent or the Issuing Bank, as the case may be, promptly upon written demand for its ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or the Issuing Bank, as the case may be, as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Administrative Agent or the Issuing Bank, as the case may be, for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Administrative Agent or the Issuing Bank, as the case may be, for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreements of any Lender Party hereunder, the

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

agreement and obligations of each Lender Party contained in this Section 7.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

     SECTION 7.06. SUCCESSOR ADMINISTRATIVE AGENTS. The Administrative Agent may resign at any time by giving written notice thereof to the Lender Parties and the Borrower and may be removed as to all of the Facilities at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent as to such of the Facilities as to which the Administrative Agent has resigned or been removed, which successor shall have been approved by the Borrower, which approval shall not be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lender Parties, appoint a successor Administrative Agent, which shall be a Lender which is a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations under this Agreement and the other Loan Documents. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to less than all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent as to such Facilities, other than with respect to funds transfers and other similar aspects of the administration of Borrowings under such Facilities, issuances of Letters of Credit (notwithstanding any resignation as Administrative Agent with respect to the Letter of Credit Facility) and payments by the Borrower in respect of such Facilities, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement as to such Facilities, other than as aforesaid. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent as to all of the Facilities, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent as to any Facilities under this Agreement.

     SECTION 7.07. DOCUMENTATION AGENT. The Documentation Agent shall have no rights, obligations or duties under this Agreement other than in its capacity as a Lender hereunder.

                                  ACTICLE VIII
                                 MISCELLANEOUS
                                 -------------

     SECTION 8.01. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) no amendment, waiver or
                          --------   -------
consent shall, unless in writing and signed by all of the Lender Parties (other than any Lender Party that is, at such time, a Defaulting Lender), do any of the following at any time: (i) change the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Advances or (z) the aggregate Available Amount of outstanding Letters of Credit that, in each case, shall be required for the Lenders or any of them to take any action hereunder; (ii) release any material portion of the Collateral in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on any material portion of the Collateral in any transaction or series of related transactions to secure any liabilities or obligations other than Obligations owing to the Secured Parties under the Loan Documents; (iii) release any of the Subsidiary Guarantors from their Subsidiary Guaranty or Foreign Guaranty, as applicable, except as permitted under this Agreement, the Subsidiary Guaranty or the Foreign Guaranty; (iv) amend this Section 8.01 or change the definition of "Required Lenders"; or (v) limit the liability of any Loan Party under any of the Loan Documents, except as permitted under this Agreement; and (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender Party that has a Commitment under the Revolving Credit Facility if affected by such amendment, waiver or consent, (i) change the amounts of the Commitments of such Lender Party or subject such Lender Party to any additional obligations, (ii) reduce the principal of, or interest on, the Notes held by such Lender Party or any fees or other amounts payable hereunder to such Lender Party, (iii) postpone any date fixed for any scheduled payment of principal of, or interest on, the Notes held by such Lender Party or any fees or other amounts payable hereunder to such Lender Party or (iv) change the order of application of any prepayment set forth in Section 2.06 in any manner that materially and adversely affects such Lender Party; provided, further, that no
                                                     --------   -------
amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank or the Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Bank or the Issuing Bank, as the case may be, under this Agreement or any other Loan Document; and provided, further, that no amendment, waiver or
                              --------   -------
consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document.

     SECTION 8.02. NOTICES ETC. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed, delivered by overnight courier service or personally served,

               (i)    if to the Borrower:
                      Unidigital Inc.
                      229 West 28th Street
                      New York, New York 10001
                      Attention: Mr. William E. Dye, Chief Executive Officer Telephone No.: (212) 244-7820

                      Facsimile No.: (212) 244-7815

                      with a copy to:

                      Buchanan Ingersoll Professional Corporation
                      College Centre
                      500 College Road East
                      Princeton, New Jersey 08540
                      Attention: David J.  Sorin, Esq.
                      Telephone No.: (609) 987-6800
                      Facsimile No.: (609) 520-0360

               (ii)   if to the Administrative Agent:

                      Fleet Bank, N.A.
                      1185 Avenue of the Americas
                      New York, New York 10036
                      Attention: Alfred R. Bonfantini, Senior Vice President Telephone No.: (212) 819-5762
                      Facsimile No.: (212) 819-4120
                      Attention: Beth Goodman, Vice President
                      Telephone No.: (212) 819-5769
                      Facsimile No.: (212) 819-4120
                      Attention:  Greg Mathis
                                  Kathleen Buckley
                      Telephone No.: (212) 819-6005
                      Facsimile No.: (212) 819-6213


                      with a copy to:

                      Morrison Cohen Singer & Weinstein, LLP
                      750 Lexington Avenue
                      New York, New York 10022
                      Attention:  David A.  Scherl, Esq.  or
                                  Joel A.  Feldman, Esq.
                      Telephone No.: (212) 735-8600
                      Facsimile No.: (212) 735-8708

               (iii) if to any Initial Lender or the Initial Issuing Bank, at its Domestic Lending Office specified opposite its name on Schedule I attached
                                                            ----------
hereto;

               (iv) if to any other Lender Party, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party;

or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, (w) when mailed by certified mail, return receipt requested, be effective three (3) days after mailing, (x) when telegraphed, telecopied or telexed, be effective upon delivery to the telegraph company, upon transmission by telecopier or upon confirmation by telex answerback, (y) when delivered in person, be effective when delivered and (z) when delivered by overnight courier, be effective two (2) Business Days after delivery to the courier properly addressed, except that notices and communications to the Administrative Agent pursuant to Article II, III or VII shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of this Agreement, the Notes or any other Loan Document or of any Exhibit hereto or thereto or of any amendment or waiver of any provision hereof or thereof shall be as effective as delivery of a manually executed counterpart thereof.

     SECTION 8.03. NO WAIVER; REMEDIES. No failure on the part of any Lender Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity.

     SECTION 8.04.  COSTS AND EXPENSES.

          (a) The Borrower agrees to pay on demand (i) all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing, registration and recording fees and expenses, and (B) the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto, including advising the Administrative Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all reasonable costs and expenses of the Administrative Agent and the Lender Parties in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation or any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the fees and expenses of counsel for the Administrative Agent and each Lender Party with respect thereto).

          (b) The Borrower agrees to indemnify and hold harmless the Administrative Agent, each Lender Party and each of their respective Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) any of the transactions contemplated by the Loan Documents, (ii) any acquisition or proposed acquisition or similar business combination or proposed business combination by the Borrower or any of its Subsidiaries or other Affiliates of all or any portion of the shares of capital stock or all or substantially all of the property and assets of any other Person, (iii) the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit by the Borrower or any of its Subsidiaries or other Affiliates and any of the other transactions contemplated by the Loan Documents, (iv) the actual or alleged presence of Hazardous Materials on any property of the Borrower or any of its Subsidiaries or any Environmental Action relating in any way to the Borrower or any of its Subsidiaries or (v) any broker's or finder's fees or commissions or any similar fees or commissions which are or will be owed or payable by the Borrower or any of its Subsidiaries in connection with the incurrence and maintenance of the Obligations, any other transactions contemplated by the Loan Documents or any services rendered in connection with such transactions, in the case of each of clauses (i) through (v) above whether or not such investigation, litigation or proceeding is brought by the Borrower or any of its Subsidiaries, or their directors, officers, managers, employees, stockholders, or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such

Indemnified Party's gross negligence or willful misconduct. The Borrower also agrees not to assert any claim against the Administrative Agent, any Lender Party or any of their respective Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby, other than claims for direct, as opposed to consequential, damages which shall have been determined in a final nonappealable judgment by a court of competent jurisdiction to have resulted from such Person's gross negligence or willful misconduct.

          (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.09(b)(i) or 2.10(d) or a prepayment pursuant to Section 2.06, acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds required by any Lender Party to fund or maintain such Advance.

          (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent, in its sole discretion.

          (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower contained in Sections 2.10 and 2.12 and this
Section 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

     SECTION 8.05. RIGHT OF SET-OFF. Borrower hereby grants to the Administrative Agent for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, a lien, security interest and right of setoff as security for all liabilities and obligations to the Administrative Agent, the Lender Parties and the Hedge Banks, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Administrative Agent, the Lender Parties and the Hedge Banks or any entity under the control of Fleet Financial Group, Inc., or in transit to any of them. At any time, without demand or notice, the Administrative Agent, the Lender Parties and the Hedge Banks may set off the same or any part thereof and apply the same to any liability or obligation of Borrower due to the appropriate party even though unmatured and regardless of the adequacy of any collateral securing the Obligation of the Borrower. ANY AND ALL RIGHTS TO REQUIRE THE ADMINISTRATIVE AGENT, THE LENDER PARTIES AND THE HEDGE BANKS TO EXERCISE THEIR RESPECTIVE RIGHTS OR REMEDIES WITH RESPECT TO ANY COLLATERAL WHICH SECURES THE OBLIGATIONS OF THE BORROWER OR ANY OTHER LOAN PARTY, PRIOR TO EXERCISING ITS RIGHT OF

SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Section 1.6 Binding
                                                             -------------------
Effect.
------

     SECTION 8.06. BINDING EFFECT. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Initial Lender and the Initial Issuing Bank that each such Initial Lender and the Initial Issuing Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, each Lender Party, each Hedge Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign any of its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

     SECTION 8.07.  ASSIGNMENTS AND PARTICIPATIONS.

          (a) Each Lender Party may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that
                                                        --------   -------
(i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations hereunder and thereunder (including, without limitation, under and in respect of the Facilities) on a pro rata basis with respect thereto, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender Party's and Hedge Bank's rights and obligations under this Agreement and the other Loan Documents, as applicable, the amount of the

Commitment of the assigning Lender Party being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, (iii) no such assignments shall be permitted without the prior consent of the Administrative Agent (which may be withheld for any reason) until the earlier to occur of (x) the date on which the Administrative Agent shall have notified the Lender Parties that syndication of the Commitments hereunder has been completed or (y) the 120th day following the Initial Funding Date, (iv) no such assignment shall be permitted if, immediately after giving effect thereto, the Borrower would be required to make payments to or on behalf of the assignee Lender Party pursuant to Section 2.10(a) or (b) or Section 2.12 and the assignor Lender Party was not, at the time of such assignment, entitled to receive any payment pursuant to Section 2.10(a) or (b) or Section 2.12, and (v) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,000. Swing Line Notes shall not be subject to assignment and all amounts owing thereunder shall be deemed owing under the applicable Revolving Credit Note at the time of an assignment pursuant to Section 8.07.

          (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and under the other Loan Documents, as applicable, and, to the extent that rights and obligations hereunder and under the other Loan Documents, as applicable, have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and under the other Loan Documents, as applicable, and (y) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and under the other Loan Documents, as applicable (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's or Issuing Bank's rights and obligations under this Agreement and under the other Loan Documents, as applicable, such Lender or Issuing Bank shall cease to be a party hereto and under the other Loan Documents, as applicable), except as to Sections 2.10, 2.12 and 8.04 for the period prior to the effective date of such assignments.

          (c) By executing and delivering an Assignment and Acceptance, the Lender Party assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Sections 4.01(f) and (g) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

          (d) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender Party from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

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

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment and the appropriate processing and recordation fee and any other agreement, documents and instruments reasonably requested by the Administrative Agent, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A
                                                                       ---------
hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. In the case of any assignment by a Lender, within five (5) Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under a Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder under such Facility, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit B.
   ---------

          (f) The Issuing Bank may assign to an Eligible Assignee all of its rights and obligations under the undrawn portion of its Letter of Credit Commitment and its other rights and obligations hereunder and under the other Loan Documents, as applicable, at any time; provided, however, that (i) each
                                              --------   -------
such assignment shall be to an Eligible Assignee and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, with a processing and recordation

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

fee of $3,000 and any other agreement, documents and instruments reasonably requested by the Administrative Agent.

          (g) Each Lender Party may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents, as applicable (including, without limitation, all or a portion of its
Commitments,  the Advances  owing to it and the Note or Notes,  if any,  held by
it);  provided,  however,  that (i) such Lender Party's  obligations  under this
      --------   -------
Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right (x) to any payments under Sections 2.10 or 2.12 (other than to the extent the Lender Party is entitled thereto) and (y) to approve any amendment, waiver or other modification of any provision of this Agreement or any other Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver, modification or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

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

          (h) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender Party by or on behalf of the Borrower; provided, however, that, prior to any
                                        --------   -------
such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party.

          (i) Each of the Administrative Agent, for itself and ratably for the benefit of the Lender Parties and the Hedge Banks, the Administrative Agent for itself or any Lender Party or Hedge Bank may at any time pledge all or any portion of its rights under the Loan Documents including any portion of any note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341 (or any successor provision related thereto). No such pledge or enforcement thereof shall release the Administrative Agent or any of the Lender Parties, or any Hedge Bank from its obligations under any of the Loan Documents.

     SECTION 8.08. EXECUTION IN COUNTERPARTS; SEVERABILITY. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     SECTION 8.09. NO LIABILITY OF THE ISSUING BANK. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any of its officers, directors, employees or agents, any Lender Party or Hedge Bank shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; or (c) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     SECTION 8.10. CONFIDENTIALITY. Neither the Administrative Agent nor any Lender Party shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to the Administrative Agent's or such Lender Party's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, (c) as required by the National Association of Insurance Commissioners, and (d) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking or insurance companies.

     SECTION 8.11.  JURISDICTION, ETC.

          (a) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL
JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN

THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY LENDER PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY JURISDICTION.

          (b) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, OR RELATING TO, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     SECTION 8.12. GOVERNING LAW. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8.13. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY

OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE ADMINISTRATION AGENT AND THE LENDER PARTIES TO ACCEPT THIS AGREEMENT AND MAKE ADVANCES.

     SECTION 8.14. REPLACEMENT OF ITEMS. Upon receipt of an affidavit of an officer of the Administrative Agent or any of the Lender Parties as to the loss, theft, destruction or mutilation of any of the Notes or any security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of any such Note or security document, Borrower will issue and/or will cause any other applicable Loan Party to issue, in lieu thereof, a replacement note or security document in the same principal amount thereof and otherwise of like tenor.

     SECTION 8.15. CERTAIN PAYMENTS. All Loan Documents are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Administrative Agent for itself, and the Agent for itself ratably for the benefit of the Lender Parties and the Hedge Banks or any of the Lender Parties or the Hedge Banks for the use or the forbearance of the indebtedness evidenced hereby or otherwise exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the applicable Loan Document shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the parties hereof in the execution, delivery and acceptance of this Agreement to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or for any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Administrative Agent or any of the Lender Parties or any of the Hedge Banks should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all Loan Documents.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    UNIDIGITAL INC.

                                    By: /s/ William E. Dye
                                       ---------------------------------
                                    Name:  William E. Dye
                                    Title:  Chief Executive Officer



                                    FLEET BANK, N.A. as Administrative Agent,
                                        Initial Issuing Bank and Swing Line Bank

                                    By: /s/ Beth Goodman
                                       -----------------------------------------
                                    Name:   Beth Goodman
                                    Title:  Vice President



                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC. as
                                    Documentation Agent

                                    By: /s/ David E. Yewer
                                       -----------------------------------------
                                    Name:   David E. Yewer
                                    Title:  Vice President


                                    By: /s/ Clifford L. Wells
                                       -----------------------------------------
                                    Name:   Clifford L. Wells
                                    Title:  Vice President





                   [Signature page 1 of 2 to Credit Agreement]

                            INITIAL LENDERS


                                    FLEET BANK, N.A., as a Lender

                                    By: /s/ Beth Goodman
                                       -----------------------------------------
                                    Name:   Beth Goodman
                                    Title:  Vice President

                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC.

                                    By: /s/ David E. Yewer
                                       -----------------------------------------
                                    Name:   David E. Yewer
                                    Title:  Vice President


                                    By: /s/ Clifford L. Wells
                                       -----------------------------------------
                                    Name:   Clifford L. Wells
                                    Title:  Vice President



                                    MERRILL LYNCH BUSINESS FINANCE
                                    SERVICES, INC.

                                    By: /s/ T.G. Kopezynski
                                       -----------------------------------------
                                    Name:   T.G. Kopezynski
                                    Title:  Vice President



                  [Signature Page 2 of 2 to Credit Agreement]